Exhibit 4.27
EXECUTION VERSION
K. HOVNANIAN ENTERPRISES, INC.
HOVNANIAN ENTERPRISES, INC.
AND THE OTHER GUARANTORS PARTY HERETO
12.072% Senior Subordinated Amortizing Notes due 2014
First Supplemental Indenture
Dated as of February 9, 2011
Supplement to Indenture Dated as of February 9, 2011
WILMINGTON TRUST COMPANY,
as Trustee

i

Page
Section 5.07. Article 5 Not to Prevent Events of Default	23
Section 5.08. Waiver by the Guarantors	23
Section 5.09. Subrogation and Contribution	23
Section 5.10. Stay of Acceleration	23
Section 5.11. Guarantors as “obligors” for Provisions Included in the Indenture Pursuant to the TIA	24

ARTICLE 6 Subordination of Notes

Section 6.01. Applicability of Base Indenture	24
Section 6.02. Notes Subordinated to Senior Indebtedness of the Issuer	24
Section 6.03. Issuer Not To Make Payments with Respect to Notes in Certain Circumstances	24
Section 6.04. Notes Subordinated to Prior Payment of All Senior Indebtedness of the Issuer on Dissolution, Winding Up, Liquidation or Reorganization of the Issuer	27
Section 6.05. Holders to be Subrogated to Rights of Holders of Senior Indebtedness of the Issuer	28
Section 6.06. Obligations of the Issuer Unconditional	29
Section 6.07. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice	30
Section 6.08. Application by Trustee of Monies Deposited With it	30
Section 6.09. Subordination Rights Not Impaired by Acts or Omissions of Issuer or Holders of Senior Indebtedness of the Issuer	31
Section 6.10. Holders Authorize Trustee to Effectuate Subordination of Notes	31
Section 6.11. Right of Trustee to Hold Senior Indebtedness of the Issuer	31
Section 6.12. Trustee Not Fiduciary for Holders of Senior Indebtedness of the Issuer	32
Section 6.13. Article 6 Not to Prevent Events of Default	32
Section 6.14. Officers’ Certificate	32

ARTICLE 7 Subordination of Guarantees

Section 7.01. Applicability of Base Indenture	32
Section 7.02. Guarantees Subordinated to Senior Indebtedness of a Guarantor	33
Section 7.03. Guarantor Not to Make Payments with Respect to Notes in Certain Circumstances	33
Section 7.04. Guarantee Subordinated to Prior Payment of All Senior Indebtedness of a Guarantor on Dissolution, Winding Up, Liquidation or Reorganization of such Guarantor	35

SCHEDULE:
1. Guarantors
EXHIBIT:
A. Form of Note
B. Form of Supplemental Indenture

     FIRST SUPPLEMENTAL INDENTURE dated as of February 9, 2011 (“Supplemental Indenture”) by and among K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Issuer”), HOVNANIAN ENTERPRISES, INC., a Delaware Corporation (“Hovnanian”), each of the Guarantors (as defined herein) and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee (the “Trustee”), supplementing the Senior Subordinated Indenture dated as of February 9, 2011 by and among the Issuer, Hovnanian and Wilmington Trust Company (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”).
RECITALS OF THE ISSUER:
     WHEREAS, Hovnanian and the Issuer have duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Issuer’s unsecured senior subordinated debt securities (the “Securities”) and the Guarantees thereof to be issued in one or more series as in the Indenture provided;
     WHEREAS, the Issuer, Hovnanian and the other Guarantors desire and have requested the Trustee to join them in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Issuer of a series of Securities designated as its 12.072% Senior Subordinated Amortizing Notes due 2014 (the “Notes,” and each $4.526049 of initial principal amount of such Securities, a “Note”), substantially in the form attached hereto as Exhibit A and guaranteed by Hovnanian and the other Guarantors (as defined herein), on the terms set forth herein;
     WHEREAS, the Issuer now wishes to issue Notes in an initial aggregate principal amount of $13,578,147 (as increased by an amount equal to the Initial Principal Amount multiplied by the number of any additional Units purchased by the Underwriters pursuant to the exercise of their option to purchase additional Units as set forth in the Underwriting Agreement), each Note initially to be issued as a component of the Units (as defined herein) being issued on the date hereof by Hovnanian and the Issuer pursuant to the Purchase Contract Agreement, dated as of February 9, 2011, among Hovnanian, the Issuer and Wilmington Trust Company, as Purchase Contract Agent, as Trustee and as attorney-in-fact for the holders of Purchase Contracts from time to time (the “Purchase Contract Agreement”);
     WHEREAS, Section 8.1 of the Base Indenture provides that a supplemental indenture may be entered into without the consent of the holders of any Securities by the Issuer, Hovnanian and the other Guarantors, and the Trustee for such purpose provided certain conditions are met;

     WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and
     WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Issuer, Hovnanian and the other Guarantors, and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture have been done;
     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:
     In consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, the Issuer, Hovnanian and the other Guarantors mutually covenant and agree with the Trustee, for the equal and ratable benefit of the Holders of the Notes, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:
ARTICLE 1
Scope of Supplemental Indenture; General
     Section 1.01. Scope of Supplemental Indenture; General. This Supplemental Indenture supplements, and to the extent inconsistent therewith, replaces the provisions of the Base Indenture, to which provisions reference is hereby made.
     The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes (which shall be initially in the aggregate principal amount of $13,578,147 (as increased by an amount equal to the Initial Principal Amount multiplied by the number of any additional Units purchased by the Underwriters pursuant to the exercise of their option to purchase additional Units as set forth in the Underwriting Agreement)) and shall not apply to any other Securities that may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby created and designated a series of Securities under the Indenture entitled “12.072% Senior Subordinated Amortizing Notes due 2014.” The Notes may be issued in accordance with the provisions of Article Two of the Base Indenture, as modified pursuant to the terms hereof. The Notes shall be guaranteed by the Guarantors as provided in such form and the Indenture.

ARTICLE 2
Certain Definitions
     Section 2.01. Certain Definitions. Section 1.1 of the Base Indenture is hereby amended by adding the following definitions in their proper alphabetical order which, in the event of a conflict with the definition of terms in the Base Indenture, shall govern. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture.
     “Affiliate” means, when used with reference to a specified Person, any Person directly or indirectly controlling, or controlled by or under direct or indirect common control with the Person specified.
     “Applicable Debt” means all Indebtedness of Hovnanian or the Issuer under the Issuer’s or Hovnanian’s senior notes and senior subordinated notes outstanding on the Issue Date.
     “Attributable Debt” means, with respect to any Capitalized Lease Obligations, the capitalized amount thereof determined in accordance with GAAP.
     “Bankruptcy Law” means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.
     “Base Indenture” has the meaning ascribed to it in the preamble hereof.
     “Business Day” means any day other than a Saturday, Sunday or any day on which banking institutions in New York, New York are authorized or obligated by applicable law or executive order to close or be closed.
     “Capitalized Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.
     “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person’s capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Issue Date.
     “Certificated Note” means a Note definitive registered form without interest coupons.

     “Certificate of Incorporation” means the Certificate of Incorporation of the Issuer as in effect on the Issue Date.
     “Class A Common Stock” means the Class A common stock, par value $0.01 per share, of Hovnanian as it existed on the Issue Date.
     “close of business” means 5:00 p.m. (New York City time).
     “Component Note” means a Note in global form and attached to a Global Unit that (a) shall evidence the number of Notes specified therein that are components of the Units evidenced by such Global Unit, (b) shall be registered on the security register for the Notes in the name of Wilmington Trust Company, as attorney-in-fact of holder(s) of the Units of which such Notes form a part, and (c) shall be held by the Purchase Contract Agent as attorney-in-fact for such holder(s), together with the Global Unit, as custodian of such Global Unit for the Depositary.
     “control” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Currency Agreement” of any Person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values.
     “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.
     “Default” means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.
     “DTC” has the meaning ascribed to such term in Section 9.05 hereof.
     “Early Mandatory Settlement Date” has the meaning ascribed to it in the Purchase Contract Agreement.
     “Early Mandatory Settlement Notice” has the meaning ascribed to it in the Purchase Contract Agreement.
     “Early Mandatory Settlement Rate” has the meaning ascribed to it in the Purchase Contract Agreement.
     “Early Mandatory Settlement Right” has the meaning ascribed to it in the Purchase Contract Agreement.

     “Event of Default” means any event specified as such in Section 4.02(a) hereof.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any statute successor thereto, in each case as amended from time to time, together with the rules and regulations promulgated thereunder.
     “Excess Equity-Linked Securities” has the meaning ascribed to it in the Purchase Contract Agreement.
     “Fair Market Value” means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board of Directors of Hovnanian, as evidenced by a resolution of such Board of Directors.
     “Fundamental Change” has the meaning ascribed to such term in the Purchase Contract Agreement.
     “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Issue Date.
     “Global Note” has the meaning ascribed to such term in Section 9.01(b) hereof.
     “Global Note Holder” has the meaning ascribed to such term in Section 9.05 hereof.
     “Global Unit” has the meaning ascribed to such term in the Purchase Contract Agreement.
     “guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person:
     (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or
     (b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof, in whole or in part;
provided that the term “guarantee” does not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” used as a verb has a corresponding meaning.
     “Guarantee” has the meaning ascribed to it in Section 5.02.
     “Guarantee Initial Period” has the meaning ascribed to it in Section 7.03(c).
     “Guarantee Notation” means a Guarantee Notation substantially in the form included in the form of Note attached as Exhibit A hereto.
     “Guarantee Payment Blockage Period” has the meaning ascribed to it in Section 7.03(c).
     “Guarantors” means (a) initially, Hovnanian and each of the other Guarantors signatory hereto as set forth on Schedule 1 hereto, and (b) each of Hovnanian’s Subsidiaries that executes a supplemental indenture in the form of Exhibit B to this Supplemental Indenture providing for the guarantee of the payment of the Notes, or any successor obligor under its Guarantee pursuant to Article Nine of the Base Indenture (as modified by Section 3.07), in each case, unless and until such Guarantor is released from its Guarantee pursuant to the Indenture.
     “Holder”, “Holder of Securities”, “securityholder” and similar terms mean in the case of a Note, the Person in whose name such Note is registered in the books of the security register for the Notes.
     “Hovnanian” has the meaning ascribed to it in the preamble hereof and shall also refer to any successor under the Indenture.
     “Indebtedness” of any Person means, without duplication,
     (a) any liability of such Person (i) for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments (other than standby letters of credit or similar instruments issued for the benefit of, or surety, performance, completion or payment bonds, earnest money notes or similar purpose undertakings or indemnifications issued by, such Person in the ordinary course of business), (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than any obligation to pay a contingent purchase price which, as of the date of incurrence thereof is not required to be recorded as a liability in accordance with GAAP), or (iii) in respect of Capitalized Lease Obligations (to the extent of the Attributable Debt in respect thereof);
     (b) any Indebtedness of others that such Person has guaranteed to the extent of the guarantee, provided, however, that Indebtedness of the Issuer or any Guarantor will not include the obligations of the Issuer or such Guarantor under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages at prices no greater than 98% of the principal amount thereof;
     (c) to the extent not otherwise included, the obligations of such Person under Currency Agreements or Interest Protection Agreements to the extent recorded as liabilities not constituting Interest Incurred, net of amounts recorded as assets in respect of such agreements, in accordance with GAAP; and
     (d) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;
provided that Indebtedness shall not include accounts payable, liabilities to trade creditors of such Person or other accrued expenses arising in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be (i) the outstanding balance at such date of all unconditional obligations as described above, net of any unamortized discount to be accounted for as Interest Expense, in accordance with GAAP, (ii) the maximum liability of such Person for any contingent obligations under clause (a) above at such date, net of an unamortized discount to be accounted for as Interest Expense in accordance with GAAP, and (iii) in the case of clause (d) above, the lesser of (x) the Fair Market Value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (y) the amount of the Indebtedness secured.
     “Indenture” has the meaning ascribed to it in the preamble hereof.
     “Initial Period” has the meaning ascribed to it in Section 6.03(c).
     “Initial Principal Amount” means $4.526049 per Note.
     “Installment Payment” has the meaning ascribed to it in Section 9.02(a).

     “Installment Payment Date” means each February 15, May 15, August 15 and November 15, commencing on May 15, 2011 and ending on the Maturity Date.
     “Installment Payment Period” means the period from, and including, the Issue Date to, but excluding, the first Installment Payment Date and each subsequent full quarterly period from, and including, an Installment Payment Date to, but excluding, the immediately succeeding Installment Payment Date.
     “Interest Expense” of any Person for any period means, without duplication, the aggregate amount of (a) interest which, in conformity with GAAP, would be set opposite the caption “interest expense” or any like caption on an income statement for such Person (including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, the net costs (but reduced by net gains) associated with Currency Agreements and Interest Protection Agreements, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other non-cash interest expense (other than interest and other charges amortized to cost of sales)), and (b) all interest actually paid by the Issuer or any Guarantor under any guarantee of Indebtedness (including, without limitation, a guarantee of principal, interest or any combination thereof) of any Person other than the Issuer or any Guarantor during such period; provided that Interest Expense shall exclude any expense associated with the complete write-off of financing fees and expenses in connection with the repayment of any Indebtedness.
     “Interest Incurred” of any Person for any period means, without duplication, the aggregate amount of (a) Interest Expense and (b) all capitalized interest and amortized debt issuance costs.
     “Interest Protection Agreement” of any Person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates with respect to Indebtedness permitted to be incurred under the indentures governing the Applicable Debt then outstanding.
     “Issue Date” means February 9, 2011.
     “Issuer” has the meaning ascribed to it in the preamble hereof and shall also refer to any successor obligor under the Indenture.

     “Lien” means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.
     “Maturity Date” means February 15, 2014.
     “Mortgage Subsidiary” means any Subsidiary of Hovnanian substantially all of whose operations consist of the mortgage lending business.
     “Non-Payment Default” means any event (other than a Payment Default), the occurrence of which entitles one or more Persons to accelerate the maturity of any Senior Indebtedness of the Issuer or any Senior Indebtedness of a Guarantor.
     “Non-Recourse Indebtedness” with respect to any Person means Indebtedness of such Person for which (a) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness and such property was acquired with the proceeds of such Indebtedness or such Indebtedness was incurred within 90 days after the acquisition of such property and (b) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness that is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse to the borrower, any guarantor or any other Person for (i) environmental warranties and indemnities, or (ii) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics’ liens.
     “Note” and “Notes” have the respective meanings ascribed to such terms in the preamble hereof and includes, for the avoidance of doubt, both Separate Notes and Notes that constitute part of a Unit.
     “Paying Agent” refers to a Person engaged to perform the obligations of the Trustee in respect of payments made or funds held hereunder in respect of the Notes.
     “Payment Blockage Period” has the meaning ascribed to it in Section 6.03(c).

     “Payment Default” means any default in the payment of principal of or interest on any Senior Indebtedness of the Issuer or any Senior Indebtedness of a Guarantor beyond any applicable grace period with respect thereto.
     “Property” of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.
     “Purchase Contract” means a prepaid stock purchase contract obligating Hovnanian to deliver shares of Class A Common Stock on the terms and subject to the conditions set forth in the Purchase Contract Agreement.
     “Purchase Contract Agent” means Wilmington Trust Company until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of the Purchase Contract Agreement, and thereafter “Purchase Contract Agent” shall mean such Person.
     “Purchase Contract Agreement” has the meaning ascribed to it in the preamble hereof.
     “Registrar” means a Person engaged to maintain the security register for the Notes.
     “Regular Record Date” means, with respect to any Installment Payment Date (a) the close of business on the Business Day immediately preceding such Installment Payment Date, or (b) if the Notes are not then in book-entry form, a date selected by the Issuer, and notified in writing, in advance, to the Trustee and Holders, which date shall be more than 14 days but less than 60 days prior to such Installment Payment Date.
     “Repurchase Date” shall be a date specified by Hovnanian in the Early Mandatory Settlement Notice, which date shall be at least 20 but not more than 45 Business Days following the date of the Early Mandatory Settlement Notice and which may or may not fall on the Early Mandatory Settlement Date.
     “Repurchase Notice” means a notice in the form entitled “Form of Repurchase Notice” on the reverse side of the Notes.
     “Repurchase Price” means, with respect to a Note to be repurchased pursuant to Article 11, an amount equal to the principal amount of such Note as of the Repurchase Date, plus accrued and unpaid interest, if any, on such principal amount from, and including, the most recent Installment Payment Date (or, if none, from, and including, the Issue Date) to, but excluding, such Repurchase

Date, calculated at a rate of 12.072% per annum; provided that, if the Notes are Certificated Notes and the Repurchase Date falls after a Regular Record Date and on or prior to the immediately succeeding Installment Payment Date, the Installment Payment payable on such Installment Payment Date will be paid on such Installment Payment Date to the Holder as of such Regular Record Date and shall not be included in the Repurchase Price per Note.
     “Repurchase Right” has the meaning ascribed to it in Section 11.01.
     “Securities” has the meaning ascribed to it in the preamble hereof.
     “Senior Indebtedness” of any Person means:
     (a) all Indebtedness of such Person;
     (b) lease obligations of such Person;
     (c) all Indebtedness, secured or unsecured, in connection with the acquisition or improvement of any Property or asset or acquisition of any business by such Person;
     (d) all Indebtedness secured by a mortgage, Lien, pledge, charge or encumbrance upon Property owned by such Person and all Indebtedness secured in the manner specified in this clause (d) even if such Person has not assumed or become liable for the payment thereof;
     (e) all customer deposits held in escrow accounts by such Person pending closing of the related sales;
     (f) all Indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person or otherwise representing the deferred and unpaid balance of the purchase price of any such Property, including all Indebtedness created or arising in the manner specified in this clause (f) even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property;
     (g) guarantees by such Person, direct or indirect, of any Indebtedness of another Person of the types referred to in clauses (a) through (f); and
     (h) contingent obligations of such Person in respect of, or to purchase or otherwise acquire or be responsible or liable for through the purchase of products or services irrespective of whether such products are delivered or such services are rendered, any such Indebtedness referred to in clauses (a) through (f);

which Indebtedness, lease obligation, deposit, guarantee or contingent obligation such Person has directly or indirectly created, incurred, assumed, guaranteed or otherwise become liable or responsible for, whether currently outstanding or hereafter created. All references to Indebtedness include any Indebtedness that renews, extends, refunds, amends or modifies any such Indebtedness; provided, however, that, with respect to the Issuer and the Guarantors, “Senior Indebtedness” does not include, without limitation:
(i)	the Notes and the Guarantees;
(ii)	the Issuer’s 8⅞% Senior Subordinated Notes due 2012 and related senior subordinated guarantees;
(iii)	the Issuer’s 7¾% Senior Subordinated Notes due 2013 and related senior subordinated guarantees;
(iv)	accounts payable or any other indebtedness to trade creditors created or assumed by the Issuer or a Guarantor in the ordinary course of business in connection with the obtaining of materials or services;
(v)	any liability for federal, state or local taxes owed or owing by the Issuer or a Guarantor;
(vi)	all obligations of the Issuer or a Guarantor (other than Hovnanian) owed to Hovnanian or any Subsidiary of Hovnanian; and
(vii)	any Indebtedness as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such Indebtedness is on a parity with or otherwise not superior in right of payment to the Notes or the Guarantees, as applicable.
     “Separate Note” means a Note that has been separated from a Unit in accordance with the terms of the Purchase Contract Agreement.
     “Separate Purchase Contract” means a Purchase Contract that has been separated from a Unit in accordance with the terms of the Purchase Contract Agreement.
     “Significant Subsidiary” means any Subsidiary of Hovnanian which would constitute a “significant subsidiary” as defined in Rule 1-02(w)(1) or (2) of Regulation S-X under the Securities Act and the Exchange Act as in effect on the Issue Date.

     “Subsidiary” of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity is at the time directly or indirectly owned or controlled by such Person.
     “Successor” has the meaning ascribed to it in Section 3.07(b)(i).
     “Supplemental Indenture” has the meaning ascribed to it in the preamble hereof.
     “TIA” means the Trust Indenture Act of 1939, as amended from time to time.
     “Trustee” means the party named in the preamble hereof until a successor replaces such party in accordance with the applicable provisions of the Indenture and thereafter means the successor serving hereunder.
     “Underwriters” has the meaning ascribed to it in the Underwriting Agreement.
     “Underwriting Agreement” means the Underwriting Agreement, dated as of February 3, 2011, between Hovnanian, the Issuer, the Guarantors named in Schedule B thereto and the Underwriters named therein, relating to the Units.
     “Unit” means the collective rights of a Holder of a 7.25% Tangible Equity Unit, with a stated amount of $25, issued by Hovnanian and the Issuer pursuant to the Purchase Contract Agreement, each consisting of a single Purchase Contract and a single Note prior to separation or subsequent to recreation thereof pursuant to the Purchase Contract Agreement.
     Section 2.02. Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided, an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
ARTICLE 3
Covenants
     Section 3.01. Existence. Hovnanian and the Issuer shall each do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of the other Guarantors in accordance with their respective organizational documents, and the material rights, licenses and franchises of Hovnanian, the Issuer and each other Guarantor; provided that

Hovnanian and the Issuer are not required to preserve any such right, license or franchise, or the existence of any other Guarantor, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of Hovnanian, the Issuer and the other Guarantors taken as a whole; and provided further that this Section 3.01 shall not prohibit any transaction otherwise permitted by Section 3.07.
     Section 3.02. Payment of Taxes and Other Claims. Hovnanian shall pay or discharge, and cause each of its Subsidiaries to pay or discharge before the same become delinquent (a) all material taxes, assessments and governmental charges levied or imposed upon Hovnanian or any Subsidiary or its income or profits or property, and (b) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of Hovnanian or any Subsidiary, other than any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.
     Section 3.03. Maintenance of Properties and Insurance. (a) Hovnanian shall cause all properties used or useful in the conduct of its business or the business of any other Guarantor to be maintained and kept in good condition, repair and working order as in the judgment of Hovnanian may be necessary so that the business of Hovnanian and the other Guarantors may be properly and advantageously conducted at all times; provided that nothing in this Section prevents Hovnanian or any other Guarantor from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of Hovnanian, desirable in the conduct of the business of Hovnanian and the other Guarantors taken as a whole.
     (b) Hovnanian shall provide or cause to be provided, for itself and the other Guarantors, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance, with reputable insurers, in such amounts, with such deductibles and by such methods as are customary for corporations similarly situated in the industry in which Hovnanian and the other Guarantors are then conducting business.
     Section 3.04. Limitations on Senior Subordinated Indebtedness. Hovnanian and the Issuer shall not, and shall not cause or permit any other Guarantor to, incur any Indebtedness that is subordinate in right of payment to any Senior Indebtedness of the Issuer or of a Guarantor, as the case may be, unless such Indebtedness is pari passu with, or subordinated in right of payment to, the Notes or any Guarantee; provided that the foregoing limitation shall not apply to distinctions between categories of Senior Indebtedness of the Issuer or of a Guarantor, as the case may be, that exist by reason of any Liens or guarantees arising or created in respect of some but not all such Senior Indebtedness of the Issuer or of a Guarantor, as the case may be, or priorities of paydown, from proceeds of collateral or otherwise, among classes or tranches of any issue of Senior Indebtedness of the Issuer or of a Guarantor, as the case may be.
     Section 3.05. Annual Reports. Hovnanian is required to deliver to the Trustee an annual statement regarding compliance with the Indenture, and include in such statement, if any officer of Hovnanian or the Issuer is aware of any Default or Event of Default, a statement specifying such Default or Event of Default and what action Hovnanian is taking or proposes to take with respect thereto. In addition, Hovnanian is required to deliver to the Trustee prompt written notice of the occurrence of any Default or Event of Default.
     Section 3.06. Guarantees by Subsidiaries. Hovnanian and each Subsidiary set forth on Schedule 1 hereto shall provide a Guarantee. Hovnanian shall be permitted to cause any other Subsidiary of Hovnanian to provide a Guarantee. If any Subsidiary of Hovnanian that is not a Guarantor at any time after the date of this Supplemental Indenture guarantees the Issuer’s obligations under any Applicable Debt then outstanding, such Subsidiary must provide a Guarantee.
     A Subsidiary required to provide a Guarantee pursuant to Section 5.04 or the immediately preceding sentence shall execute a Guarantee Notation, execute a supplemental indenture in the form of Exhibit B hereto, and deliver an Opinion of Counsel to the Trustee to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a valid and binding obligation of such Subsidiary, enforceable against such Subsidiary in accordance with its terms (subject to customary exceptions).
     Section 3.07. Limitations on Mergers, Consolidations and Sales of Assets. (a) This Section 3.07 shall replace the provisions contained in Sections 9.1 and 9.2 of the Base Indenture in their entirety and all references to Sections 9.1 and 9.2 in the Base Indenture or any provision thereof shall be deemed, for the purposes of the Notes, to be references to this Section 3.07.
     (b) Neither the Issuer nor any Guarantor shall consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (including, without limitation, by way of liquidation or dissolution), or assign any of its obligations under the Notes, the Guarantees or the Indenture (as an entirety or substantially as an entirety in one transaction or in a series of related transactions), to any Person (in each case other than in a transaction in which the

Issuer or a Guarantor is the survivor of a consolidation or merger, or the transferee in a sale, lease, conveyance or other disposition) unless:
     (i) the Person formed by or surviving such consolidation or merger (if other than the Issuer or the Guarantor, as the case may be), or to which such sale, lease, conveyance or other disposition or assignment will be made (collectively, the “Successor”), is a corporation or other legal entity organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all of the obligations of the Issuer or the Guarantor, as the case may be, under the Notes or a Guarantee, as the case may be, and the Indenture; and
     (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing.
     The foregoing provisions shall not apply to (A) a transaction involving the sale or disposition of Capital Stock of a Guarantor, or the consolidation or merger of a Guarantor, or the sale, lease, conveyance or other disposition of all or substantially all of the assets of a Guarantor, that in any such case results in such Guarantor being released from its Guarantee pursuant to Section 5.04, or (B) a transaction the sole purpose of which is to change the state of incorporation of the Issuer or any Guarantor.
     Section 3.08. Applicability of Covenants Contained in the Base Indenture. Each of the agreements and covenants of the Issuer and/or Hovnanian, as applicable, contained in Article Three of the Base Indenture shall apply to the Notes.
ARTICLE 4
Defaults and Remedies
     Section 4.01. Amendments to Article Five of the Base Indenture. Article Five of the Base Indenture is modified as set forth in this Article 4. All references in the Base Indenture to Article Five of the Base Indenture or any provision thereof shall be deemed, for the purposes of the Notes, to be references to such provision of the Base Indenture as modified by this Article 4.
     Section 4.02. Events of Default.
     (a) “Event of Default” means any one or more of the following events (and shall not include any of the events set forth in the first paragraph of Section 5.1 of the Base Indenture):

          (i) the failure by the Issuer and the Guarantors to pay the Repurchase Price of any Notes when the same shall become due and payable;
          (ii) the failure by the Issuer and the Guarantors to pay any Installment Payment on any Notes as and when the same shall become due and payable and continuance of such failure for a period of 30 days;
          (iii) the failure by Hovnanian to give notice of a Fundamental Change when any such notice is due pursuant to the terms of the Purchase Contract Agreement;
          (iv) the failure by the Issuer or any Guarantor to comply with any of its other agreements or covenants in, or provisions of, the Notes, the Guarantees or the Indenture and such failure continues for the period and after the notice specified in Section 4.02(b) below (except in the case of a default under Section 3.07, which will constitute an Event of Default with notice but without passage of time);
          (v) the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Issuer or any Guarantor that has an outstanding principal amount of $10 million or more, individually or in the aggregate, and such acceleration does not cease to exist, or such Indebtedness is not satisfied, in either case within 30 days after such acceleration;
          (vi) the failure by the Issuer or any Guarantor to make any principal or interest payment in an amount of $10 million or more, individually or in the aggregate, in respect of Indebtedness (other than Non-Recourse Indebtedness) of the Issuer or any Guarantor within 30 days of such principal or interest becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);
          (vii) a final judgment or judgments that exceed $10 million or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction against the Issuer or any Guarantor and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;
          (viii) the Issuer or any Guarantor that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:
     (A) commences a voluntary case;

     (B) consents to the entry of an order for relief against it in an involuntary case;
     (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or
     (D) makes a general assignment for the benefit of creditors;
     (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:
     (A) is for relief against the Issuer or any Guarantor that is a Significant Subsidiary as debtor in an involuntary case;
     (B) appoints a Custodian of the Issuer or any Guarantor that is a Significant Subsidiary or a Custodian for all or substantially all of the property of the Issuer or any Guarantor that is a Significant Subsidiary; or
     (C) orders the liquidation of the Issuer or any Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 days; or
     (x) any Guarantee of a Guarantor that is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and the Indenture) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor from its Guarantee in accordance with the terms of the Indenture and the Guarantee).
     (b) A Default as described in Section 4.02(a)(iv) above shall not be deemed an Event of Default until the Trustee notifies the Issuer, or the Holders of at least 25% in principal amount of the then outstanding Notes notify the Issuer and the Trustee, of the Default (except in the case of a default with respect to Section 3.07 hereof) and the Issuer does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.” If such a Default is cured within such time period, it ceases.
     (c) The second and third paragraphs of Section 5.1 of the Base Indenture shall be deemed to be replaced, with respect to the Notes, in their entirety, with the following:

     “If an Event of Default (other than an Event of Default with respect to Hovnanian or the Issuer resulting from Section 4.02(a)(viii) or (ix)), shall have occurred and be continuing under the Indenture, the Trustee by notice to the Issuer, or the Holders of at least 25% in principal amount of the Notes then outstanding by notice to the Issuer and the Trustee, may declare all Notes to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Notes shall be due and payable immediately. If an Event of Default with respect to Hovnanian or the Issuer specified in Section 4.02(a)(viii) or (ix) occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee, the Issuer, any Guarantor or any Holder. This provision, however, is subject to the condition that, if at any time after the unpaid principal amount (or such specified amount) of the Notes shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured Installments Payments, if any, upon all of the Notes and the principal of any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue amounts, if any, to the extent that payment of such interest is enforceable under applicable law and on such principal at the rate borne by the Notes to the date of such payment or deposit) and the reasonable compensation, disbursements, expenses and advances of the Trustee and all other amounts due the Trustee under Section 6.6 of the Base Indenture, and if (i) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) any and all existing Events of Default, other than the nonpayment of any principal of and interest on the Notes (including, without limitation, Installment Payments) that shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 5.7 of the Base Indenture, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Notwithstanding the previous sentence, no waiver shall be effective against any Holder for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Note affected thereby, unless all such affected Holders agree, in writing, to waive such Event of Default or other event.”
     (d) The fifth paragraph of Section 5.1 of the Base Indenture shall be deemed to be replaced, with respect to the Notes, in its entirety, with the following:

     “Except with respect to an Event of Default pursuant to Section 4.02(a)(i) or (ii), the Trustee shall not be charged with knowledge of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge of such Default or Event of Default, or written notice thereof shall have been given to a Responsible Officer by the Issuer or any Holder of the Notes.”
     Section 4.03. Notice of Defaults. This Section 4.03 replaces Section 5.8 of the Base Indenture in its entirety. The Trustee shall, within 90 days after the occurrence of a default, with respect to the Notes, mail to all Holders of the Notes, as the names and the addresses of such Holders appear upon the Securities register, at the Issuer’s expense, notice of all defaults known to the Trustee with respect to the Notes, unless such defaults shall have been cured before the giving of such notice (the term “defaults” for the purpose of this Section 4.03 being hereby defined to be any Event of Default defined in Section 4.02, not including periods of grace, if any, provided for therein and irrespective of the giving of the written notice specified in Section 4.02(a)(iv) but in the case of any default of the character specified in Section 4.02(a)(iv) no such notice to Holders shall be given until at least 60 days after the giving of written notice thereof to the Issuer pursuant to Section 4.02(a)(iv)); provided, however, that, except in the case of default in the payment of any Installment Payment or any default resulting from a failure to comply with any obligation under Article 11, the Trustee shall be protected in withholding such notice if and so long as the Trustee determines that the withholding of such notice is in the Holders’ interests.
     Section 4.04. Additional Provisions Related to Events of Default. The provisions of Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, and 5.9 of the Base Indenture shall apply to the Notes, in each case, except as provided above.
ARTICLE 5
Guarantees; Release of Guarantor
     Section 5.01. Base Indenture Guarantee. Article Fourteen of the Base Indenture is hereby replaced in its entirety by this Article 5 and by Article 7 herein. All references in the Base Indenture to Article Fourteen or any provision thereof shall be deemed, for the purposes of the Notes, to be references to this Article 5 (to the extent that such references relate to the Guarantees) and to Article 7 (to the extent that such references relate to subordination of the Guarantees), and all references in the Base Indenture to “Guarantees” shall be deemed, for the purposes of the Notes, to be references to the Guarantees as defined herein.
     Section 5.02. Unconditional Guarantee. Each of the Guarantors hereby unconditionally guarantees, jointly and severally, to each Holder and to the

Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuer hereunder or thereunder, that (i) the due and punctual payment of the principal of, interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable), and all other amounts owing with respect to the Notes, whether on the Maturity Date, on any Repurchase Date or on any Installment Payment Date, by acceleration or otherwise, if lawful, and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full when due or performed in accordance with the terms hereof and thereof, including all amounts payable to the Trustee, and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or to be performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise (each such guarantee, a “Guarantee”).
     If the Issuer fails to make any payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated to pay the same immediately. Each Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of, and shall be unaffected by, the validity or enforceability of the Notes, the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder or the Trustee with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor. If any Holder is required by any court or otherwise to return to the Issuer or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Issuer or such Guarantor, any amount paid by the Issuer or any Guarantor to the Trustee or such Holder, this Article 5, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.
     The Guarantee set forth in this Section 5.02 shall not be valid or become obligatory for any purpose with respect to a Note until the certificate of authentication on such Note shall have been signed by the Trustee or any duly appointed agent.
     Section 5.03. Obligations of Each Guarantor Unconditional. Nothing contained in this Article 5 or elsewhere in the Indenture or in any Note is intended to or shall impair, as between each Guarantor and the Holders, which are absolute and unconditional, to pay to the Holders the principal of and interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) as and when the same shall become due and payable in accordance with the provisions of the Guarantee or is intended to or shall affect the relative rights of the Holders and creditors of the Issuer, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon any Default under the Indenture in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy.
     Upon any distribution of assets of a Guarantor referred to in this Article 5, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5.
     Section 5.04. Release of a Guarantor. Upon the release of the guarantee by a Guarantor under all then outstanding Applicable Debt, the Guarantee of such Guarantor under the Indenture shall be automatically and unconditionally released and discharged from all obligations in respect of the Notes upon notice from Hovnanian to the Trustee to such effect, without any further action required on the part of the Trustee or any Holder of the Notes. If any such released Guarantor thereafter guarantees any Applicable Debt (or if any released guarantee under any Applicable Debt is reinstated or renewed), then such released Guarantor shall guarantee the Notes on the terms and conditions set forth in the Indenture.
     Section 5.05. Execution and Delivery of Guarantee. The execution by each Guarantor of the Indenture (or a supplemental indenture in the form of Exhibit B) together with an executed Guarantee Notation substantially in the form included in the form of Note attach as Exhibit A hereto evidences the Guarantee of such Guarantor, whether or not the person signing as an officer of the Guarantor still holds that office at the time of authentication of any Note. The delivery of any Note by the Trustee after authentication constitutes due delivery of the Guarantee set forth in the Indenture on behalf of each Guarantor.
     Section 5.06. Limitation on Guarantor Liability. Notwithstanding anything to the contrary in this Article, each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the Bankruptcy Law or any comparable provision of state law. To effectuate that intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of each

Guarantor under its Guarantee are limited to the maximum amount that, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, will result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor other than Hovnanian that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in an amount pro rata, based on the net assets of each Guarantor, determined in accordance with GAAP.
     Section 5.07. Article 5 Not to Prevent Events of Default. The failure by the Guarantors to make a payment on account of principal or interest (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable), on the Notes by reason of any provision in this Article 5 shall not be construed as preventing the occurrence of any Event of Default.
     Section 5.08. Waiver by the Guarantors. Each Guarantor hereby irrevocably waives diligence, presentment, demand of payment, demand of performance, filing of claims with a court in the event of insolvency of bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest, notice and all demand whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, in the Indenture and in this Article 5.
     Section 5.09. Subrogation and Contribution. Upon making any payment with respect to any obligation of the Issuer under this Article 5, the Guarantor making such payment shall be subrogated to the rights of the payee against the Issuer with respect to such obligation; provided that the Guarantor may not enforce either any right of subrogation, or any right to receive payment in the nature of contribution, or otherwise, from any other Guarantor, with respect to such payment so long as any amount payable by the Issuer hereunder or under the Notes remains unpaid.
     Section 5.10. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Issuer under the Indenture or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Issuer, all such amounts otherwise subject to acceleration under the terms of the Indenture are nonetheless payable by the Guarantors hereunder forthwith on demand by the Trustee or the Holders.

     Section 5.11. Guarantors as “obligors” for Provisions Included in the Indenture Pursuant to the TIA. Each provision included in the Indenture which is required to be included by any of Sections 310 to 317 of the TIA, inclusive, or is deemed applicable to the Indenture by virtue of the provisions of the TIA, and which applies to an “obligor,” as that term is defined under the TIA, shall apply to each of the Guarantors.
ARTICLE 6
Subordination of Notes
     Section 6.01. Applicability of Base Indenture. Article Thirteen of the Base Indenture is hereby replaced in its entirety by this Article 6. All references in the Base Indenture to Article Thirteen or any provision thereof shall be deemed, for the purposes of the Notes, to be references to this Article 6.
     Section 6.02. Notes Subordinated to Senior Indebtedness of the Issuer. The Issuer covenants and agrees, and each Holder of the Notes by its acceptance thereof likewise covenants and agrees, that the payment of the principal and interest (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) on the Notes shall be subordinated in right of payment, to the extent provided in this Article 6, to the prior payment in full when due of all Senior Indebtedness of the Issuer. The obligations of the Issuer in respect of the Notes shall rank on a parity with the obligations of the Issuer under the Issuer’s 8⅞% Senior Subordinated Notes due 2012 and 7¾% Senior Subordinated Notes due 2013.
     This Article 6 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness of the Issuer, and such provisions are made for the benefit of the holders of Senior Indebtedness of the Issuer, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.
     Section 6.03. Issuer Not To Make Payments with Respect to Notes in Certain Circumstances.
     (a) Upon the maturity of the principal of any Senior Indebtedness of the Issuer (other than payment of sinking fund installments) by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness of the Issuer, before any payment is made on account of the principal of or interest on the Notes (including, without limitation, any Installment Payments) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) or any deposit is made pursuant to Article 8 hereof.
     (b) Unless Section 6.04 shall be applicable, upon (i) the occurrence of a Payment Default with respect to any Senior Indebtedness of the Issuer and receipt by the Issuer and the Trustee of written notice of such occurrence or (ii) upon the acceleration of such Senior Indebtedness of the Issuer, then no payment or distribution of any assets of the Issuer of any kind or character shall be made by the Issuer or the Trustee on account of principal of or interest on the Notes (including, without limitation, any Installment Payment) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) and no deposit shall be made pursuant to Article 8 hereof, unless and until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness of the Issuer shall have been discharged, after which the Issuer shall resume making any and all required payments in respect of the Notes, including any missed payments.
     (c) Unless Section 6.04 shall be applicable, upon (i) the occurrence of a Non-Payment Default and (ii) receipt by the Trustee of written notice of such occurrence, then no payment or distribution of any assets of the Issuer of any kind or character shall be made by the Issuer or the Trustee on account of any principal of or interest on the Notes (including, without limitation, any Installment Payment) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) and no deposit shall be made pursuant to Article 8 hereof for a period (“Payment Blockage Period”) commencing upon receipt by the Trustee of such written notice from the holders of Senior Indebtedness of the Issuer or any representative of a holder of Senior Indebtedness of the Issuer unless and until (subject to any blockage of payment that may then be in effect under subsection (a) or (b) of this Section 6.03) the earlier of (A) more than 120 days shall have elapsed since receipt of such written notice by the Trustee, (B) such Non-Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness of the Issuer shall have been discharged or (C) such Payment Blockage Period shall have been terminated by written notice to the Issuer or to the Trustee from the holders of the Senior Indebtedness of the Issuer or any representative of the holders of the Senior Indebtedness of the Issuer that initiated such Payment Blockage Period, after which, in the case of clause (A), (B) or (C), the Issuer shall promptly resume making any and all required payments in respect of the Notes, including any missed payments. In no event shall a Payment Blockage Period extend beyond 120 days from the date of the receipt by the Trustee of the notice referred to in clause (ii) hereof (the “Initial Period”). Any number of additional Payment Blockage Periods may be commenced during the Initial Period;

provided, however, that no such additional period shall extend beyond the Initial Period. After the expiration of the Initial Period, no Payment Blockage Period may be commenced on the basis of a Non-Payment Default on the Senior Indebtedness of the Issuer that was the basis of a Payment Blockage Period commenced during the Initial Period until at least 270 consecutive days have elapsed from the last day of the Initial Period. No Non-Payment Default with respect to Senior Indebtedness of the Issuer that existed or was continuing on the date of the commencement of any Payment Blockage Period and of which the applicable holder(s) of Senior Indebtedness of the Issuer are aware shall be, or can be made, the basis for the commencement of a second Payment Blockage Period whether or not within a period of 270 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.
     (d) In the event that notwithstanding the provisions of this Section 6.03 the Issuer shall make any payment or distribution of any character to the Trustee on account of the principal of or interest on the Notes (including, without limitation, any Installment Payment) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) or any deposit pursuant to Article 8 hereof after the happening of an event of default with respect to any Senior Indebtedness of the Issuer based on a default in the payment of the principal of or interest on Senior Indebtedness of the Issuer, or after receipt by the Trustee of written notice as provided in this Section 6.03 of an event of default with respect to any Senior Indebtedness of the Issuer, or after the acceleration of the Notes, then, but only if the Trustee is in receipt of the notice specified in Section 6.07, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, or such acceleration shall have been rescinded, such payment or deposit (subject to the provisions of Section 6.06 and 6.07) shall be held by the Trustee in trust for the benefit of, and, if the Senior Indebtedness of the Issuer shall have been declared immediately due and payable, shall be paid forthwith over and delivered to, the holders of Senior Indebtedness of the Issuer (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness of the Issuer held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of the Issuer may have been issued, as their respective interests may appear, such payments to be made in accordance with an Officers’ Certificate as provided in Section 6.14 (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness of the Issuer and the principal amount of Senior Indebtedness of the Issuer then outstanding held by each and stating the reasons why such Officers’ Certificate is being delivered to the Trustee, for application to the payment of all Senior Indebtedness of the Issuer remaining unpaid to the extent necessary to pay all Senior

Indebtedness of the Issuer in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Issuer. In the event of the failure of any Holder of a Note to endorse or assign any such payment or distribution, each holder of Senior Indebtedness of the Issuer is hereby irrevocably authorized to endorse or assign the same. The Issuer shall give prompt written notice to the Trustee of any default under any Senior Indebtedness of the Issuer or under any agreement pursuant to which Senior Indebtedness of the Issuer may have been issued, as required under the Indenture.
     Section 6.04. Notes Subordinated to Prior Payment of All Senior Indebtedness of the Issuer on Dissolution, Winding Up, Liquidation or Reorganization of the Issuer. In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Issuer, its creditors or its property, (ii) any case or proceeding for the liquidation, dissolution or other winding-up of the Issuer, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (iii) any assignment by the Issuer for the benefit of creditors, or (iv) any other marshalling of the assets of the Issuer:
     (a) the holders of all Senior Indebtedness of the Issuer shall first be entitled to receive payment in full (or to have such payment duly provided for) of the principal and interest due thereon (including any interest thereon accruing after commencement of any such proceeding) before the Holders of the Notes are entitled to receive any payment or any distribution, whether in cash, securities or other property, on account of the principal of or interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable);
     (b) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other issuer, trust or corporation provided for by a plan of reorganization or readjustment, junior, or the payment of which is otherwise subordinate, at least to the extent provided in this Article 6, to the payment of all Senior Indebtedness of the Issuer at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness of the Issuer at the time outstanding), to which the Holders of the Notes or the Trustee on behalf of the Holders of the Notes would be entitled except for the provisions of this Article 6, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Notes, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the holders of Senior Indebtedness of the Issuer or their representative(s), or to the trustee under any indenture under which Senior Indebtedness of the Issuer may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness of the Issuer held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness of the Issuer remaining unpaid after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of the Issuer; and
     (c) in the event that notwithstanding the foregoing provisions of this Article 6, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities shall be received by the Trustee or the Holders of the Notes on account of principal or interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) before all Senior Indebtedness of the Issuer is paid in full, or effective provisions made for its payment, such payment or distribution (subject to the provisions of Section 6.06 and 6.07) shall be received and held in trust for and shall be paid over or delivered forthwith to the liquidating trustee, agent or other Person making such payment or distribution or to the holders of the Senior Indebtedness of the Issuer remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which Senior Indebtedness of the Issuer may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness of the Issuer until all such Senior Indebtedness of the Issuer shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of the Issuer.
     If the Issuer effects a transaction permitted by Article Nine of the Base Indenture (as modified by Section 3.07), such transaction shall not be deemed to be a dissolution, winding up, liquidation or reorganization of the Issuer for purposes of this Section 6.04.
     The Issuer shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Issuer, assignment for the benefit of creditors by the Issuer or any other marshalling of assets of the Issuer.
     Section 6.05. Holders to be Subrogated to Rights of Holders of Senior Indebtedness of the Issuer. Subject to the payment in full of all Senior Indebtedness of the Issuer, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness of the Issuer to receive payments or distributions of assets of the Issuer applicable to the Senior Indebtedness of the Issuer until all amounts owing on the Notes shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of Senior

Indebtedness of the Issuer by virtue of this Article 6 which otherwise would have been made to the Holders of the Notes shall, as among the Issuer, its creditors other than the holders of Senior Indebtedness of the Issuer and the Holders of the Notes, be deemed to be payment by the Issuer to or on account of the Senior Indebtedness of the Issuer, it being understood that the provisions of this Article 6 are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Indebtedness of the Issuer, on the other hand.
     If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 6 shall have been applied, pursuant to the provisions of this Article 6, to the payment of all amounts payable under the Senior Indebtedness of the Issuer, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Indebtedness of the Issuer at the time outstanding any payments or distributions received by such holders of Senior Indebtedness of the Issuer in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Indebtedness of the Issuer in full.
     Section 6.06. Obligations of the Issuer Unconditional. Nothing contained in this Article 6 or elsewhere in the Indenture or in any Note is intended to or shall impair, as among the Issuer, its creditors other than holders of Senior Indebtedness of the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Indebtedness of the Issuer, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon the occurrence of a Default or an Event of Default under the Indenture, subject to the rights, if any, under this Article 6 of the holders of Senior Indebtedness of the Issuer in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.
     Upon any distribution of assets of the Issuer referred to in this Article 6, the Trustee, subject to the provisions of Article Six of the Base Indenture, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 6.
     Section 6.07. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, and the Trustee shall not be required to withhold payment to the Holders of Notes as provided in Section 6.03(d), unless and until the Trustee shall have received an Officers’ Certificate stating such facts at its Corporate Trust Office from the Issuer or written notice thereof at its Corporate Trust Office from one or more holders of Senior Indebtedness of the Issuer or from any representative thereof or trustee therefor identifying the specific sections of the Indenture involved and describing in detail the facts that would obligate the Trustee to withhold payments to Holders of Notes, as well as any other facts required by the next succeeding paragraph of this Section 6.07; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article Six of the Base Indenture, shall be entitled to assume conclusively that no such facts exist.
     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Issuer (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness of the Issuer or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Issuer to participate in any payment or distribution pursuant to this Article 6, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Issuer held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 6, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
     Section 6.08. Application by Trustee of Monies Deposited With it. Except as to defeasance, any deposit of monies by the Issuer with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Notes (including, without limitation, Installment Payments and the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) shall be subject to the provisions of Sections 6.02, 6.03, 6.04 and 6.05, except that, if prior to the opening of business at least three Business Days preceding the date on which by the terms of the Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal or the interest on any Note (including, without limitation, Installment Payments and the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable)), the Trustee shall not have received with respect to such monies the notice provided for in Section 6.07, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date, without, however, limiting any rights that holders of Senior Indebtedness of the Issuer may have to recover any such payments from the Holders in accordance with the provisions of this Article 6.
     Section 6.09. Subordination Rights Not Impaired by Acts or Omissions of Issuer or Holders of Senior Indebtedness of the Issuer. No right of any present or future holders of any Senior Indebtedness of the Issuer to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms of the Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness of the Issuer may extend, renew, modify or amend the terms of the Senior Indebtedness of the Issuer or any security therefor and release, sell or exchange such security and otherwise deal freely with the Issuer, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders.
     Section 6.10. Holders Authorize Trustee to Effectuate Subordination of Notes. Each Holder of the Notes by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 6 and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency or receivership proceedings, voluntary liquidation or upon assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Issuer, the timely filing of a claim for the unpaid balance of its or his Notes in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding on or prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness of the Issuer have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes.
     Section 6.11. Right of Trustee to Hold Senior Indebtedness of the Issuer. The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article 6 in respect of any Senior Indebtedness of the Issuer at any time held by it to the same extent as any other holder of Senior Indebtedness of the Issuer, and nothing in the Indenture shall be construed to deprive the Trustee of any of its rights as such holder.
     Section 6.12. Trustee Not Fiduciary for Holders of Senior Indebtedness of the Issuer. With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 6, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Issuer shall be read into the Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Issuer and the Trustee shall not be liable to any holder of Senior Indebtedness of the Issuer if it shall pay over or deliver to Holders of Notes, the Issuer or any other Person monies or assets to which any holder of Senior Indebtedness of the Issuer shall be entitled by virtue of this Article 6 or otherwise.
     Section 6.13. Article 6 Not to Prevent Events of Default. The failure to make a payment on account of principal or interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) when due or within any applicable grace period, whether or not by reason of any provision in this Article 6, shall not be construed as preventing the occurrence of an Event of Default.
     Section 6.14. Officers’ Certificate. If there occurs an event referred to in the first sentence of Section 6.03(d) or the first sentence of Section 6.04, the Issuer shall promptly give to the Trustee an Officers’ Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness of the Issuer and the principal amount of Senior Indebtedness of the Issuer then outstanding held by each such holder and stating the reasons why such Officers’ Certificate is being delivered to the Trustee.
ARTICLE 7
Subordination of Guarantees
     Section 7.01. Applicability of Base Indenture. Article Fourteen of the Base Indenture is hereby replaced in its entirety by this Article 7 and by Article 5 herein. All references in the Base Indenture to Article Fourteen or any provision thereof shall be deemed, for the purposes of the Notes, to be references to this Article 7 (to the extent that such references relate to subordination of the Guarantees) and to Article 5 (to the extent that such references relate to the Guarantees).

     Section 7.02. Guarantees Subordinated to Senior Indebtedness of a Guarantor. Each Guarantor covenants and agrees, and each Holder of the Notes by its acceptance thereof likewise covenants and agrees, that the payments pursuant to the Guarantee by such Guarantor shall be subordinated in right of payment, to the extent provided in this Article 7, to the prior payment in full when due of all Senior Indebtedness of such Guarantor. The obligations of the Guarantors in respect of the Guarantees shall rank on a parity with the obligations of the Guarantors under the guarantees of the Issuer’s 8 7/8% Senior Subordinated Notes due 2012 and 7 3/4% Senior Subordinated Notes due 2013.
     This Article 7 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness of a Guarantor, and such provisions are made for the benefit of the holders of Senior Indebtedness of a Guarantor, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.
     Section 7.03. Guarantor Not to Make Payments with Respect to Notes in Certain Circumstances.
     (a) Upon the maturity of the principal of any Senior Indebtedness of a Guarantor (other than payment of sinking fund installments) by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness of a Guarantor, before any payment, pursuant to the Guarantee, is made on account of the principal of or interest on the Notes (including, without limitation, any Installment Payments) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable).
     (b) Unless Section 7.04 shall be applicable, upon (i) the occurrence of a Payment Default with respect to any Senior Indebtedness of a Guarantor and receipt by the relevant Guarantor and the Trustee of written notice of such occurrence or (ii) upon the acceleration of such Senior Indebtedness of such Guarantor, then no payment or distribution of any assets of such Guarantor of any kind or character shall be made by such Guarantor or the Trustee on account of principal of or interest on the Notes (including, without limitation, any Installment Payment) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable), unless and until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness of such Guarantor shall have been discharged, after which such Guarantor shall resume making any and all required payments in respect of the Notes, including any missed payments.

     (c) Unless Section 7.04 shall be applicable, upon (i) the occurrence of a Non-Payment Default and (ii) receipt by the Trustee of written notice of such occurrence, then no payment or distribution of any assets of the relevant Guarantor of any kind or character shall be made by such Guarantor or the Trustee on account of any principal of or interest on the Notes (including, without limitation, Installment Payments) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) for a period (“Guarantee Payment Blockage Period”) commencing upon receipt by the Trustee of such written notice from the holders of Senior Indebtedness of a Guarantor or any representative of a holder of Senior Indebtedness of such Guarantor unless and until (subject to any blockage of payment that may then be in effect under subsection (a) or (b) of this Section 7.03) the earlier of (A) more than 120 days shall have elapsed since receipt of such written notice by the Trustee, (B) such Non-Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness of a Guarantor shall have been discharged or (C) such Guarantee Payment Blockage Period shall have been terminated by written notice to the relevant Guarantor or to the Trustee from the holders of the Senior Indebtedness of a Guarantor or any representative of the holders of the Senior Indebtedness of a Guarantor that initiated such Guarantee Payment Blockage Period, after which, in the case of clause (A), (B) or (C), the relevant Guarantor shall promptly resume making any and all required payments in respect of the Notes, including any missed payments. In no event shall a Guarantee Payment Blockage Period extend beyond 120 days from the date of the receipt by the Trustee of the notice referred to in clause (ii) hereof (the “Guarantee Initial Period”). Any number of additional Guarantee Payment Blockage Periods may be commenced during the Guarantee Initial Period; provided, however, that no such additional period shall extend beyond the Guarantee Initial Period. After the expiration of the Guarantee Initial Period, no Guarantee Payment Blockage Period may be commenced on the basis of a Non-Payment Default on the Senior Indebtedness of a Guarantor that was the basis of a Guarantee Payment Blockage Period commenced during the Guarantee Initial Period until at least 270 consecutive days have elapsed from the last day of the Guarantee Initial Period. No Non-Payment Default with respect to Senior Indebtedness of a Guarantor that existed or was continuing on the date of the commencement of any Guarantee Payment Blockage Period and of which the applicable holder(s) of Senior Indebtedness of a Guarantor are aware shall be, or can be made, the basis for the commencement of a second Payment Blockage Period whether or not within a period of 270 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

     (d) In the event that notwithstanding the provisions of this Section 7.03 a Guarantor shall make, pursuant to its Guarantee, any payment or distribution of any character to the Trustee on account of the principal of or interest on the Notes (including, without limitation, any Installment Payment) or on account of the repurchase or other acquisition of the Notes (including, without limitation, the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) after the happening of an event of default with respect to any Senior Indebtedness of such Guarantor based on a default in the payment of the principal of or interest on Senior Indebtedness of such Guarantor, or after receipt by the Trustee of written notice as provided in this Section 7.03 of an event of default with respect to any Senior Indebtedness of such Guarantor, or after the acceleration of the Notes, then, but only if the Trustee is in receipt of the notice specified in Section 7.07, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, or such acceleration shall have been rescinded, such payment (subject to the provisions of Sections 7.06 and 7.07) shall be held by the Trustee in trust for the benefit of, and, if the Senior Indebtedness of such Guarantor shall have been declared immediately due and payable, shall be paid forthwith over and delivered to, the holders of Senior Indebtedness of such Guarantor (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness of such Guarantor held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of such Guarantor may have been issued, as their respective interests may appear, such payments to be made in accordance with an Officers’ Certificate as provided in Section 7.15 (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness of such Guarantor and the principal amount of Senior Indebtedness of such Guarantor then outstanding held by each and stating the reasons why such Officers’ Certificate is being delivered to the Trustee, for application to the payment of all Senior Indebtedness of such Guarantor remaining unpaid to the extent necessary to pay all Senior Indebtedness of such Guarantor in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of such Guarantor. In the event of the failure of any Holder of a Note to endorse or assign any such payment or distribution, each holder of Senior Indebtedness of such Guarantor is hereby irrevocably authorized to endorse or assign the same. The relevant Guarantor shall give prompt written notice to the Trustee of any default under any Senior Indebtedness of such Guarantor or under any agreement pursuant to which Senior Indebtedness of such Guarantor may have been issued, as required under the Indenture.
     Section 7.04. Guarantee Subordinated to Prior Payment of All Senior Indebtedness of a Guarantor on Dissolution, Winding Up, Liquidation or Reorganization of such Guarantor. In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to a Guarantor, its creditors or its property, (ii) any case or proceeding for the liquidation, dissolution or other winding-up of a Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (iii) any assignment by a Guarantor for the benefit of creditors, or (iv) any other marshalling of the assets of a Guarantor:
     (a) the holders of all Senior Indebtedness of such Guarantor shall first be entitled to receive payment in full (or to have such payment duly provided for) of the principal and interest due thereon (including any interest thereon accruing after commencement of any such proceeding) before the Holders of the Notes are entitled to receive, pursuant to the Guarantee of such Guarantor, any payment or any distribution, whether in cash, securities or other property, on account of the principal of or interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable);
     (b) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities (other than securities of such Guarantor as reorganized or readjusted or securities of such Guarantor or any other issuer, trust or corporation provided for by a plan of reorganization or readjustment, junior, or the payment of which is otherwise subordinate, at least to the extent provided in this Article 7, to the payment of all Senior Indebtedness of such Guarantor at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness of such Guarantor at the time outstanding), to which the Holders of the Notes or the Trustee on behalf of the Holders of the Notes would be entitled, pursuant to the Guarantee of such Guarantor, except for the provisions of this Article 7, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Guarantor being subordinated to the payment of the Notes, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the holders of Senior Indebtedness of such Guarantor or their representative(s), or to the trustee under any indenture under which Senior Indebtedness of such Guarantor may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness of such Guarantor held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness of such Guarantor remaining unpaid after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of such Guarantor; and
     (c) in the event that notwithstanding the foregoing provisions of this Article 7, any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities shall be received, pursuant to the

Guarantee of such Guarantor, by the Trustee or the Holders of the Notes on account of principal or interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) before all Senior Indebtedness of such Guarantor is paid in full, or effective provisions made for its payment, such payment or distribution (subject to the provisions of Sections 7.06 and 7.07) shall be received and held in trust for and shall be paid over or delivered forthwith to the liquidating trustee, agent or other Person making such payment or distribution or to the holders of the Senior Indebtedness of such Guarantor remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which Senior Indebtedness of such Guarantor may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness of such Guarantor until all such Senior Indebtedness of such Guarantor shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of such Guarantor.
     If a Guarantor effects a transaction permitted by Article Nine of the Base Indenture (as modified by Section 3.07), such transaction shall not be deemed to be a dissolution, winding up, liquidation or reorganization of a Guarantor for purposes of this Article 7.
     A Guarantor shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of such Guarantor, assignment for the benefit of creditors by such Guarantor or any other marshalling of assets of such Guarantor.
     Section 7.05. Holders to be Subrogated to Rights of Holders of Senior Indebtedness of a Guarantor. Subject to the payment in full of all Senior Indebtedness of a Guarantor, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness of such Guarantor to receive payments or distributions of assets of such Guarantor applicable to the Senior Indebtedness of such Guarantor until all amounts owing under the Guarantee of such Guarantor shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of Senior Indebtedness of such Guarantor by virtue of this Article 7 which otherwise would have been made to the Holders of the Notes shall, as among such Guarantor, its creditors other than the holders of Senior Indebtedness of such Guarantor and the Holders of the Notes, be deemed to be payment by such Guarantor to or on account of the Senior Indebtedness of such Guarantor, it being understood that the provisions of this Article 7 are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Indebtedness of such Guarantor, on the other hand.

     If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 7 shall have been applied, pursuant to the provisions of this Article 7, to the payment of all amounts payable under the Senior Indebtedness of such Guarantor, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Indebtedness of such Guarantor at the time outstanding any payments or distributions received by such holders of such Senior Indebtedness of such Guarantor in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness of such Guarantor in full.
     Section 7.06. Obligations of the Guarantors Unconditional. Nothing contained in this Article 7 or elsewhere in the Indenture or in any Note or Guarantee is intended to or shall impair, as among a Guarantor, its creditors other than holders of Senior Indebtedness of such Guarantor and the Holders of the Notes, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) as and when the same shall become due and payable in accordance with the provisions of the Guarantees, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of such Guarantor other than the holders of the Senior Indebtedness of such Guarantor, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon the occurrence of a Default or an Event of Default under the Indenture, subject to the rights, if any, under this Article 7 of the holders of Senior Indebtedness of such Guarantor in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy.
     Upon any distribution of assets of a Guarantor referred to in this Article 7, the Trustee, subject to the provisions of Article Six of the Base Indenture, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 7.
     Section 7.07. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, and the Trustee shall not be required to withhold payment to the

Holders of Notes as provided in Section 7.03(d), unless and until the Trustee shall have received an Officers’ Certificate stating such facts at its Corporate Trust Office from the Issuer or written notice thereof at its Corporate Trust Office from one or more holders of Senior Indebtedness of a Guarantor or from any representative thereof or trustee therefor identifying the specific sections of the Indenture involved and describing in detail the facts that would obligate the Trustee to withhold payments to Holders of Notes, as well as any other facts required by the next succeeding paragraph of this Section 7.07; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article Six of the Base Indenture, shall be entitled to assume conclusively that no such facts exist.
     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of a Guarantor (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness of a Guarantor or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of a Guarantor to participate in any payment or distribution pursuant to this Article 7, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of a Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 7, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
     Section 7.08. Application by Trustee of Monies Deposited With it. Except as to defeasance, any deposit of monies by a Guarantor with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Notes (including, without limitation, Installment Payments and the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) shall be subject to the provisions of Sections 7.02, 7.03, 7.04 and 7.05, except that, if prior to the opening of business at least three Business Days preceding the date on which by the terms of the Indenture any such monies may become payable for any purpose (including, without limitation, the payment, pursuant to the Guarantee of such Guarantor, of either the principal or the interest on any Note (including, without limitation, Installment Payments and the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable)), the Trustee shall not have received with respect to such monies the notice provided for in Section 7.07, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date, without, however, limiting any rights that holders of Senior Indebtedness of such Guarantor may have to recover any such payments from the Holders in accordance with the provisions of this Article 7.
     Section 7.09. Subordination Rights Not Impaired by Acts or Omissions of Any Guarantor or Holders of Senior Indebtedness of a Guarantor. No right of any present or future holders of any Senior Indebtedness of a Guarantor to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Guarantor with the terms of the Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness of a Guarantor may extend, renew, modify or amend the terms of the Senior Indebtedness of a Guarantor or any security therefor and release, sell or exchange such security and otherwise deal freely with any Guarantor, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders.
     Section 7.10. Holders Authorize Trustee to Effectuate Subordination of Guarantees. Each Holder of the Notes by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 7 and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of a Guarantor (whether in bankruptcy, insolvency or receivership proceedings, voluntary liquidation or upon assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the timely filing of a claim for the unpaid balance, pursuant to the relevant Guarantee, of its Notes in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding on or prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness of such Guarantor have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes.
     Section 7.11. Right of Trustee to Hold Senior Indebtedness of a Guarantor. The Trustee in its individual capacity, shall be entitled to all of the rights set forth in this Article 7 in respect of any Senior Indebtedness of a Guarantor at any time held by it to the same extent as any other holder of such Senior Indebtedness of such Guarantor, and nothing in the Indenture shall be construed to deprive the Trustee of any of its rights as such holder.
     Section 7.12. Trustee Not Fiduciary for Holders of Senior Indebtedness of a Guarantor. With respect to the holders of Senior Indebtedness of a Guarantor,

the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 7, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of a Guarantor shall be read into the Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of a Guarantor and the Trustee shall not be liable to any holder of Senior Indebtedness of a Guarantor if it shall pay over or deliver to Holders of Notes, the relevant Guarantor or any other Person monies or assets to which any holder of Senior Indebtedness of a Guarantor shall be entitled by virtue of this Article 7 or otherwise.
     Section 7.13. Article 7 Not to Prevent Events of Default. The failure to make a payment on account of principal or interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11, if applicable) when due or within any applicable grace period, whether or not by reason of any provision in this Article 7 shall not be construed as preventing the occurrence of an Event of Default.
     Section 7.14. Subordination of Indebtedness Owed by the Issuer to a Guarantor. Any indebtedness owed by the Issuer to a Guarantor shall be subordinate to all obligations of the Issuer with respect to the Notes and the Indenture to the same extent as the Notes are subordinated to Senior Indebtedness of the Issuer.
     Section 7.15. Officers’ Certificate. If there occurs an event referred to in the first sentence of Section 7.03(d) or the first sentence of Section 7.04, the relevant Guarantor shall promptly give to the Trustee an Officers’ Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness of a Guarantor and the principal amount of Senior Indebtedness of a Guarantor then outstanding held by each such holder and stating the reasons why such Officers’ Certificate is being delivered to the Trustee.
ARTICLE 8
Defeasance
     Section 8.01. Defeasance. Except as stated below, the provisions of Article Ten of the Base Indenture shall apply to the Notes in their entirety; provided that the “obligations” referred to in each of Section 10.2 and Section 10.3 of the Base Indenture shall also apply to the “obligations” of the Guarantors with respect to their Guarantees in the case of Section 10.2 of the Base Indenture and with respect to the covenants and Events of Default specified herein in the case of Section 10.3 of the Base Indenture.

     Section 8.02. Additional Provisions to Survive Legal Defeasance and Discharge. Section 10.2 of the Base Indenture is hereby amended to (x) delete the “and” following clause (c) and before clause (d) of such section and to replace it with “;” and (y) add the following clauses (e) and (f) to the end of such section, “(e) the rights of registration of transfer and exchange of the Notes; and (f) the rights of Holders of Notes that are beneficiaries with respect to property so deposited with the Trustee payable to all or any of them”.
     Section 8.03. Provisions to Survive Covenant Defeasance and Discharge. Notwithstanding the foregoing, no Covenant Defeasance or discharge pursuant Section 10.9 of the Base Indenture shall affect the following obligations to, or rights of, the Holders of the Notes:
     (a) the rights of Holders of Outstanding Notes (including, without limitation, Installment Payments and the Repurchase Price payable with respect to any Notes pursuant to Article 11, if applicable) to receive payments in respect of the principal of, and interest on, the Notes when such payments are due from the trust referred to in Section 10.5 of the Base Indenture;
     (b) the Issuer’s obligations with respect to the Notes concerning mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payment and money for security payments held in trust;
     (c) the rights, powers, trusts, duties and immunities of the Trustee, and the Issuer’s obligations in connection therewith;
     (d) the rights of registration of transfer and exchange of the Notes; and
     (e) the rights of Holders of Notes that are beneficiaries with respect to property so deposited with the Trustee payable to all or any of them.
     Section 8.04. Additional Covenant Defeasance. In addition to the “obligations” referred to in Section 10.3 of the Base Indenture, “Covenant Defeasance”, as defined in such Section, shall also apply to the release of obligations of the Guarantors set forth in Section 5.02 and each Guarantor’s obligations under its Guarantee, and clauses (iv) (with respect to the covenants so defeased), (v), (vi), (vii) and (x) of Section 4.02(a) shall no longer constitute Events of Default.
     Section 8.05. Section 10.4. Section 10.4(b) of the Base Indenture is hereby amended by replacing the words “the date of this Indenture” with “February 9, 2011”.

ARTICLE 9
The Notes
     Section 9.01. Form of Notes. (a) The Notes will initially be issued as Component Notes in the form of Attachment 4 to the form of Global Unit attached as Exhibit A to the Purchase Contract Agreement, and will be attached to the related Global Unit and registered in the name of Wilmington Trust Company, as attorney-in-fact of the holder(s) of such Global Unit.
     (b) Holders of Units have the right to separate such Units into their constituent parts, consisting of Separate Purchase Contracts and Separate Notes, during the times, and under the circumstances, described in Section 2.03 of the Purchase Contract Agreement. Upon separation of any Unit into its constituent parts, (i) if such Unit is a Global Unit, the Separate Notes will initially be evidenced by Global Securities in the form of Exhibit A hereto (the “Global Note”) deposited with the Trustee as custodian for the Depositary and registered in the name of the Depositary or its nominee, or (ii) if such Unit is in definitive, registered form, the Separate Notes will be evidenced by a Certificated Note, in each case, as provided in Section 2.03 of the Purchase Contract Agreement. Following separation of any Unit into its constituent Separate Note and Separate Purchase Contract, the Separate Notes are transferable independently from the Separate Purchase Contracts. In addition, Separate Notes can be recombined with Separate Purchase Contracts to recreate Units, as provided for in Section 2.04 of the Purchase Contract Agreement.
     (c) The terms of such Notes are herein incorporated by reference and are part of this Supplemental Indenture.
     (d) The Notes shall be issuable in denominations initially equal to the Initial Principal Amount and integral multiples in excess thereof.
     Section 9.02. Installment Payments. (a) The Issuer shall pay installments on the Notes (each such payment, an “Installment Payment”) in cash at the place, at the respective times and in the manner provided in the Notes.
     (b) On the first Installment Payment Date occurring on May 15, 2011, the Issuer shall pay, in cash, an Installment Payment with respect to each Note in an amount equal to $0.483334 per Note, and on each Installment Payment Date thereafter, the Issuer shall pay, in cash, equal quarterly Installment Payments with respect to each Note in an amount equal to $0.453125 per Note; provided that, in respect of any Notes in definitive registered form, the final Installment Payment shall be made only against surrender of such Note to the Paying Agent.

     (c) Each Installment Payment shall constitute a payment of interest (at a rate of 12.072% per annum) and a partial repayment of principal on the Note, allocated as set forth in the schedule below:

Installment Payment Date	Amount of Principal	Amount of Interest
May 15, 2011	$0.337631	$0.145703
August 15, 2011	$0.326719	$0.126406
November 15, 2011	$0.336579	$0.116546
February 15, 2012	$0.346737	$0.106388
May 15, 2012	$0.357201	$0.095924
August 15, 2012	$0.367982	$0.085143
November 15, 2012	$0.379087	$0.074038
February 15, 2013	$0.390528	$0.062597
May 15, 2013	$0.402314	$0.050811
August 15, 2013	$0.414456	$0.038669
November 15, 2013	$0.426965	$0.026160
February 15, 2014	$0.439850	$0.013275
     (d) Each Installment Payment for any Installment Payment Period shall be computed on the basis of a 360-day year of twelve 30-day months. If an Installment Payment is payable for any period shorter than a full Installment Payment Period, such Installment Payment shall be computed on the basis of the actual number of days elapsed per 30-day month. Furthermore, if any date on which an Installment Payment is payable is not a Business Day, then payment of the Installment Payment on such date shall be made on the next succeeding day that is a Business Day, and without any interest or other payment in respect of any such delay. However, if such Business Day is in the next succeeding calendar year, then such Installment Payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date when such Installment Payment was originally due.
     Section 9.03. Section 382 Ownership Blocker. (a) If any Unit becomes an Excess Equity-Linked Security as a result of any purported acquisition of such Unit, the purported acquirer (or, in the case of an indirect acquisition, the direct Holder) of such Unit shall not be recognized as the Holder of such Unit (or the Note that is a component of such Unit) for any purpose including, without limitation, for purposes of receiving any Installment Payment or other payment on such Note. Any Excess Equity-Linked Security (including the Note that is a component of any Unit that is an Excess Equity-Linked Security), and any Installment Payment or other payment on the Note that is a component of such

Excess Equity-Linked Security, shall be subject to divestiture pursuant to the provisions of Paragraph Ninth of the Certificate of Incorporation as if such Excess Equity-Linked Security were an “Excess Security” as defined in such Paragraph Ninth.
     (b) If any Unit becomes an Excess Equity-Linked Security, or if any Unit ceases to be an Excess Equity-Linked Security, the Issuer shall promptly deliver written notice thereof to the Trustee. The Trustee shall not be charged with knowledge that any Unit is an Excess Equity-Linked Security, or that any Unit is no longer an Excess Equity-Linked Security, in each case, unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust Office of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge thereof or (ii) written notice thereof has been provided to the Trustee by the Company. The Trustee may, for purposes of the Indenture, conclusively rely on any such notice from the Company in accordance with the provisions of Section 6.1(a)(ii) of the Base Indenture.
     Section 9.04. Maturity Date. The date on which the final Installment Payment on the Notes shall be due, unless the Notes are accelerated pursuant to the terms hereof or otherwise paid prior to maturity in connection with a Holder’s exercise of the Repurchase Right, shall be the Maturity Date.
     Section 9.05. Depositary. The Depositary for the Global Note shall initially be The Depository Trust Company (“DTC”). The Global Note (which shall initially have a balance of zero Notes) shall be deposited on or about the Issue Date with, or on behalf of, DTC and registered in the name of Cede & Co., as nominee of DTC (such nominee being referred to herein as the “Global Note Holder”).
     Section 9.06. Certificated Notes. (a) The seventh paragraph of Section 2.8 of the Base Indenture shall be deemed, with respect to the Notes, to be modified by inserting after “Section 2.8” in the first line thereof the parenthesis “(other than in accordance with the terms of the following paragraph)”.
     (b) The eighth and ninth paragraphs of Section 2.8 of the Base Indenture shall be deemed, with respect to the Notes, to be replaced in their entirety with the following:
“If:
     (i) the Depositary is unwilling or unable to continue as Depositary for such Global Note and the Issuer is unable to find a qualified replacement for such Depositary within 90 days;

     (ii) at any time the Depositary ceases to be a clearing agency registered under the Exchange Act; or
     (iii) an Event of Default, or any failure on the part of the Issuer or Hovnanian to observe or perform any covenant or agreement in the Indenture has occurred and is continuing and the beneficial owner of any Notes represented by a Global Note requests that its Notes be issued in physical, certificated form, then, in each case, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of Certificated Notes, shall authenticate and deliver Certificated Notes in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such Notes (or in an aggregate principal amount equal to the principal amount of the Notes in respect of which a beneficial owner has requested the issuance of Notes in physical, certificated form pursuant to clause (iii) above) in exchange for such Global Note or Notes (or relevant portion thereof).”
     (c) The terms of Section 2.8 of the Base Indenture shall apply to the Notes except as modified by this Section 9.06.
ARTICLE 10
Redemption
     Section 10.01. Article Twelve of the Base Indenture Inapplicable. The Notes shall not be redeemable and Article Twelve of the Base Indenture shall not apply to the Notes.
ARTICLE 11
Repurchase of Notes at the Option of the Holder
     Section 11.01. Offer to Repurchase. If Hovnanian elects to exercise its Early Mandatory Settlement Right pursuant to the terms of the Purchase Contract Agreement, then each Holder of Notes (whether any such Note is a Separate Note or a component of a Unit) shall have the right (the “Repurchase Right”) to require the Issuer to repurchase some or all of its Notes for cash at the Repurchase Price per Note to be repurchased on the Repurchase Date, pursuant to Section 11.03. The Issuer shall not be required to repurchase a portion of a Note.
     Section 11.02. Early Mandatory Settlement Notice. If Hovnanian elects to exercise its Early Mandatory Settlement Right in respect of the Purchase Contracts pursuant to the terms of the Purchase Contract Agreement, Hovnanian shall provide the Trustee and the Holders of the Notes with a copy of the Early Mandatory Settlement Notice delivered pursuant to the Purchase Contract Agreement.
     Section 11.03. Procedures for Exercise.
     (a) To exercise the Repurchase Right, a Holder must deliver, prior to the close of business on the Business Day immediately preceding the Repurchase Date, the Notes to be repurchased to the Paying Agent (or the Units to the Purchase Contract Agent, if (x) the Early Mandatory Settlement Date occurs on or after the Repurchase Date and (y) the relevant Notes have not been separated from the Units), together with a duly completed written Repurchase Notice, in each case in accordance with appropriate procedures of the Depositary, unless the Notes are not in the form of a Global Note (or the Units are not in the form of Global Units, as the case may be), in which case such Holder must deliver the Notes to be repurchased to the Paying Agent or the Units that include the Notes to be repurchased to the Purchase Contract Agent (if (x) the Early Mandatory Settlement Date occurs on or after the Repurchase Date and (y) the Notes have not been separated from the Units), duly endorsed for transfer to the Issuer, together with a Repurchase Notice, to the Paying Agent.
     (b) The Repurchase Notice must state the following:
     (i) if Certificated Notes or Units have been issued, the certificate numbers of the Notes or Units, or if the Notes or Units are in the form of a Global Note or a Global Unit, as the case may be, the Repurchase Notice must comply with appropriate procedures of the Depositary;
     (ii) the number of Notes to be repurchased; and
     (iii) that the Notes are to be repurchased by the Issuer pursuant to the applicable provisions of the Notes and this Article 11.
     (c) In the event that Hovnanian exercises its Early Mandatory Settlement Right with respect to Purchase Contracts that are a component of Units prior to the Repurchase Date, upon such exercise the Issuer shall execute and the Trustee shall authenticate on behalf of the Holder and deliver to the Holder thereof, at the expense of the Issuer, Separate Notes in same form and in the same number as the Notes comprising part of the Units.

     Section 11.04. Withdrawal of Repurchase Notice.
     (a) A Holder may withdraw any Repurchase Notice (in whole or in part) by a written, irrevocable notice of withdrawal delivered to the Paying Agent, with a copy to the Trustee and the Issuer, prior to the close of business on the Business Day immediately preceding the Repurchase Date.
     (b) The notice of withdrawal must state the following:
     (i) the number of the withdrawn Notes;
     (ii) if Certificated Notes or Units have been issued, the certificate numbers of the withdrawn Notes or Units, as applicable, or if the Notes or Units are in the form of a Global Note or a Global Unit, as the case may be, the notice of withdrawal must comply with appropriate DTC procedures; and
     (iii) the number of Notes, if any, that remain subject to the Repurchase Notice.
     Section 11.05. Effect of Repurchase. (a) The Issuer shall be required to repurchase the Notes with respect to which the Repurchase Right has been exercised on the Repurchase Date. To effectuate such repurchase, the Issuer shall deposit immediately available funds with the Paying Agent, on or prior to 11:00 a.m., New York City time, on the Repurchase Date, an amount or amounts sufficient to pay the Repurchase Price with respect to those Notes for which the Repurchase Right has been exercised. A Holder electing to exercise the Repurchase Right shall receive payment of the Repurchase Price on the later of (i) the Repurchase Date and (ii) the time of book-entry transfer or the delivery of the Notes (or Units, as applicable).
     (b) If the Paying Agent holds money on the Repurchase Date sufficient to pay the Repurchase Price with respect to those Notes for which the Repurchase Right has been exercised, then (i) such Notes shall cease to be outstanding and interest shall cease to accrue threreon (whether or not book-entry transfer of the Notes or Units, as applicable, is made or whether or not the Notes or Units, as applicable, are delivered as required herein), and (ii) all other rights of the Holder shall terminate (other than the right to receive the Repurchase Price).
     (c) The Issuer shall, in connection with any repurchase offer pursuant to this Article 11, if required, (i) comply with the provisions of the tender offer rules under the Exchange Act that may then be applicable, and (ii) file a Schedule TO or any other required schedule under the Exchange Act.
     (d) Notwithstanding anything to the contrary herein, no Notes may be repurchased at the option of Holders if the principal amount thereof has been accelerated, and such acceleration has not been rescinded, on or prior to the Repurchase Date (except in the case of an acceleration resulting from a Default by the Issuer in the payment of the Repurchase Price with respect to such Notes).
     Section 11.06. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.
ARTICLE 12
Tax Treatment
     Section 12.01. Tax Treatment. The Issuer and each Holder agree, for United States federal income tax purposes, to treat the Notes as indebtedness of the Issuer.
ARTICLE 13
Amendments, Supplements And Waivers
     Section 13.01. Amendments, Supplements and Waivers. The Issuer, the Guarantors and the Trustee may amend, supplement or waive the Indenture, the Notes or the Guarantees as provided in Article Eight of the Base Indenture; provided that, in addition to the provisions of Section 8.2 of the Base Indenture, no amendment, supplement or waiver shall, without the consent of each Holder affected: (i) alter the provisions (including related definitions) set forth in Article 11 hereof; or (ii) release any Guarantor from any of its obligations under its Guarantee or the Indenture otherwise than in accordance with the Indenture.
     Section 13.02. Payments for Consents. Neither the Issuer, Hovnanian nor any of its Subsidiaries or Affiliates may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes that consent, waive or agree to amend such term or provision within the time period set forth in the solicitation documents relating to the consent, waiver or amendment.

ARTICLE 14
Release Of Issuer
     Section 14.01. Release of Issuer. The Issuer may be released from its obligations under the Indenture and the Notes in accordance with the provisions of Article Fifteen of the Base Indenture.
ARTICLE 15
Miscellaneous
     Section 15.01. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE, THE NOTES AND EACH GUARANTEE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, THE NOTES AND EACH GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     Section 15.02. No Adverse Interpretation of Other Agreements. This Supplemental Indenture may not be used to interpret another indenture or loan or debt agreement of Hovnanian, the Issuer or any subsidiary of Hovnanian. Any such indenture or loan or debt agreement may not be used to interpret this Supplemental Indenture.
     Section 15.03. Successors and Assigns. All covenants and agreements of the Issuer and the Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns. All agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns and inure to the benefit of their respective successors and assigns.
     Section 15.04. Counterparts. The parties may sign any number of counterparts of this Supplemental Indenture. Each signed counterpart shall be an original, but all of them together represent the same agreement.
     Section 15.05. Severability. To the extent permitted by applicable law, in case any one or more of the provisions contained in this Supplemental Indenture or in the Notes or the Guarantees shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes or the Guarantees.

     Section 15.06. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
     Section 15.07. Conflict of Any Provision of Indenture with TIA. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision included in this Supplemental Indenture or in the Indenture which is required to be included herein by any of Sections 310 to 317 of the TIA, inclusive, or is deemed applicable to the Indenture by virtue of the provisions of the TIA, such required provision shall control.
     Section 15.08. Ratification of Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SIGNATURES
     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as the Issuer
By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC., as Guarantor
By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

On behalf of each entity named in Schedule 1 hereto, as Guarantors
By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

WILMINGTON TRUST COMPANY, as Trustee
By:	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Financial Services Officer

SCHEDULE 1
Guarantors
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN NATIONAL TITLE AGENCY, LLC
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN ENTERPRISES, INC.
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS LLC
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOV IP, INC.
K. HOV IP, II, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ALMOND ESTATES, LLC
K. HOVNANIAN AT ANDALUSIA, LLC
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG, L.L.C.
K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.

Schedule 1-1

K. HOVNANIAN AT CARLSBAD, LLC
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CARMEL VILLAGE, LLC
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE V, L.L.C.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CHARTER WAY, LLC
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT EWING, L.L.C.
K. HOVNANIAN AT FAIR OAKS, L.L.C.
K. HOVNANIAN AT FIDDYMENT RANCH, LLC
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FRANKLIN II, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT FRESNO, LLC
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT GILROY, LLC
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GRIDLEY, LLC
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C.
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.

Schedule 1-2

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JAEGER RANCH, LLC
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA LAGUNA, L.L.C.
K. HOVNANIAN AT LA PAZ, LLC
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LANDMARK, LLC
K. HOVNANIAN AT LARKSPUR, LLC
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LEE SQUARE, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LIVE OAK II, LLC
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MALAN PARK, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MANTECA, LLC
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MELANIE MEADOWS, LLC
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

Schedule 1-3

K. HOVNANIAN AT MENIFEE, LLC
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, LLC
K. HOVNANIAN AT MONTVALE II, L.L.C.
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MUIRFIELD, LLC
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN. L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT PACIFIC BLUFFS, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARKSIDE, LLC
K. HOVNANIAN AT PARSIPPANY, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PIAZZA SERENA, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT POSITANO, LLC
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO 79, LLC

Schedule 1-4

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIDGESTONE, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC
K. HOVNANIAN AT RIVERCREST, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SANTA FE SPRINGS, LLC
K. HOVNANIAN AT SANTA NELLA, LLC
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAVANNAH LAKE, L.L.C.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SHELDON GROVE, LLC
K. HOVNANIAN AT SHREWSBURY, LLC
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SIERRA ESTATES, LLC
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SMITHVILLE, INC
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK II, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT STANTON, LLC
K. HOVNANIAN AT STATION SQUARE, L.L.C.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT SUNRIDGE PARK, LLC
K. HOVNANIAN AT SUNSETS, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE CLIFFS, LLC
K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT THE PRESERVE, LLC
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

Schedule 1-5

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT VALLE DEL SOL, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VICTORVILLE, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARMINSTER, LLC
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WATERSTONE, LLC
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WESTSHORE, LLC
K. HOVNANIAN AT WHEELER RANCH, LLC
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODCREEK WEST, LLC
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.
K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

Schedule 1-6

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT PRIMERA, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF INDIANA, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

Schedule 1-7

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC
K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M&M AT CHESTERFIELD, LLC
M&M AT CRESCENT COURT, L.L.C.
M&M AT WEST ORANGE, L.L.C.

Schedule 1-8

M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.
PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PINE AYR, LLC
REAL PROPERTY HOLDING — PRINCE GEORGE’S COUNTY, MD, LLC
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.
RIDGEMORE UTILITY, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
TERRAPIN REALTY, L.L.C.
THE HIGHLANDS CONDOMINIUMS AT METROSQUARE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
THE RESIDENCE AT DULLES PARKWAY CORPORATE CENTER, LLC
THE RESIDENCE AT GREENFIELD CROSSING, L.L.C.
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC.
WH PROPERTIES, INC.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

Schedule 1-9

EXHIBIT A
[FORM OF FACE OF NOTE]
     [THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

*	Include only if a Global Note.

1

K. HOVNANIAN ENTERPRISES, INC.
12.072% SENIOR SUBORDINATED AMORTIZING NOTES DUE 2014

CUSIP No. 442488201
ISIN No.: US4424882011

No. ___	[Initial]* Number of Notes: ____________
     K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Issuer”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [CEDE & CO., as nominee of The Depository Trust Company]* [_________]**, or registered assigns (the “Holder”), the initial principal amount of $4.526049 for each of the number of Notes set forth above[, which number of Notes may from time to time be reduced or increased as set forth in Schedule A hereto, as appropriate, in accordance with the terms of the Indenture, but which number of Notes, taken together with the number of all other outstanding Notes, shall not exceed 3,000,000 Notes at any time (as increased by a number of Notes equal to the number of any additional Units purchased by the Underwriters pursuant to the exercise of their option to purchase additional Units as set forth in the Underwriting Agreement)]*, in equal quarterly installments (except for the first such payment) (each such payment, an “Installment Payment,” constituting a payment of interest at the rate per year of 12.072% and a partial repayment of principal) payable on each February 15, May 15, August 15 and November 15 commencing on May 15, 2011 (each such date, an “Installment Payment Date” and the period from, and including, February 9, 2011 to, but excluding, the first Installment Payment Date and each subsequent full quarterly period from, and including, an Installment Payment Date to, but excluding, the immediately succeeding Installment Payment Date, an “Installment Payment Period”), all as set forth on the reverse hereof, with the final Installment Payment due and payable on February 15, 2014.
     The Installment Payment on any Installment Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If an Installment Payment for any period shorter than a full Installment Payment Period, such Installment Payment shall be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any Installment Payment Date is not a Business Day, then payment of the Installment Payment on such date will be made on the next succeeding day that is a Business Day, and without any interest or other payment in respect of any such delay. However, if such Business Day is in the next succeeding calendar year, then such installment payment shall be made on the immediately preceding Business Day, in each case

2

with the same force and effect as if made on the date when such Installment Payment was originally due. Installment Payments shall be paid to the Person in whose name the Note is registered, with limited exceptions, at the close of business on the Business Day immediately preceding the related Installment Payment Date (each, a “Regular Record Date”). If the Notes do not remain in book-entry only form, the Issuer shall have the right to select Regular Record Dates, noticed in writing in advance, to the Trustee and Holders, which will be more than 14 days but less than 60 days prior to the relevant Installment Payment Date. Installment Payments shall be payable at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York or in Delaware; provided, however, that payment of Installment Payments may be made at the option of the Issuer by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled to payment.
     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose until the Certificate of Authentication shall have been manually signed by or on behalf of the Trustee.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.
[SIGNATURES ON THE FOLLOWING PAGE]

*	Include only if a Global Note.

**	Include only if not a Global Note.

3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.
Dated: _________

K. HOVNANIAN ENTERPRISES, INC.
By:
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

CERTIFICATE OF AUTHENTICATION

Wilmington Trust Company, as Trustee, certifies that this is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

Dated:

WILMINGTON TRUST COMPANY, as
Trustee

By:
Authorized Signatory

1

[REVERSE OF NOTE]
K. HOVNANIAN ENTERPRISES, INC.
12.072% Senior Subordinated Amortizing Notes due 2014
     This Note is one of a duly authorized series of Securities of the Note Issuer designated as its 12.072% Senior Subordinated Amortizing Notes due 2014 (herein sometimes referred to as the “Notes”), issued under the Senior Subordinated Indenture, dated as of February 9, 2011, among the Issuer, Hovnanian Enterprises, Inc. (“Hovnanian”) and Wilmington Trust Company, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture) (including any provisions of the TIA that are deemed incorporated therein) (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 9, 2011 (the “First Supplemental Indenture”), among the Issuer, Hovnanian, the other Guarantors from time to time party thereto, and the Trustee (the Base Indenture and, as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates. This series of Securities is limited in initial aggregate principal amount as specified in the First Supplemental Indenture.
     Each installment shall constitute a payment of interest (at a rate of 12.072% per annum) and a partial repayment of principal on the Note, allocated as set forth in the schedule below:

Installment Payment Date	Amount of Principal	Amount of Interest
May 15, 2011	$0.337631	$0.145703
August 15, 2011	$0.326719	$0.126406
November 15, 2011	$0.336579	$0.116546
February 15, 2012	$0.346737	$0.106388
May 15, 2012	$0.357201	$0.095924
August 15, 2012	$0.367982	$0.085143
November 15, 2012	$0.379087	$0.074038
February 15, 2013	$0.390528	$0.062597
May 15, 2013	$0.402314	$0.050811

2

Installment Payment Date	Amount of Principal	Amount of Interest
August 15, 2013	$0.414456	$0.038669
November 15, 2013	$0.426965	$0.026160
February 15, 2014	$0.439850	$0.013275
     The Notes shall not be subject to redemption at the option of the Issuer. However, a Holder shall have the right to require the Issuer to repurchase some or all of its Notes for cash at the Repurchase Price per Note and on the Repurchase Date, upon the occurrence of certain events and subject to the conditions set forth in the Indenture.
     This Note is not entitled to the benefit of any sinking fund. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Note.
     If an Event of Default with respect to the Notes shall occur and be continuing, then (unless no declaration of acceleration or notice is required for such Event of Default) either the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding may declare the aggregate principal amount of the Notes, and all interest accrued thereon, to be due and payable immediately, in the manner, subject to the conditions and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the Issuer and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding, to execute supplemental indentures for certain purposes as described therein.
     No provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay Installment Payments on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.
     The Notes are guaranteed, on a senior subordinated basis, by the Guarantors as set forth in the Indenture and the Guarantee endorsed hereon.
     The Notes are originally being issued as part of the 7.25% Tangible Equity Units (the “Units”) issued by Hovnanian and the Issuer pursuant to that certain Purchase Contract Agreement, dated as of February 9, 2011, between Hovnanian, the Issuer and Wilmington Trust Company, as Purchase Contract Agent, as Trustee and as attorney-in-fact for the holders of Purchase Contracts from time to time (the “Purchase Contract Agreement”). Holders of the Units have the right to separate such Units into their constituent parts, consisting of Separate Purchase

3

Contracts (as defined in the Purchase Contract Agreement) and Separate Notes, during the times, and under the circumstances, described in the Purchase Contract Agreement. Following separation of any Unit into its constituent Separate Note and Separate Purchase Contract, the Separate Notes are transferable independently from the Separate Purchase Contracts. In addition, Separate Notes can be recombined with Separate Purchase Contracts to recreate Units, as provided for in the Purchase Contract Agreement. Reference is hereby made to the Purchase Contract Agreement for a more complete description of the terms thereof applicable to the Units and Notes.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note shall be registered on the Security register of the Issuer, upon due presentation of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York or in Delaware, duly endorsed by, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes in authorized denominations and for a like aggregate principal amount.
     The Notes are initially issued in registered, global form without coupons in denominations initially equal to $4.526049 and integral multiples in excess thereof.
     The Issuer or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of this Note. No service charge shall be made for any such transfer or for any exchange of this Note as contemplated by the Indenture.
     The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered upon the Security register for the Notes as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of the Indenture, interest, if any, on this Note and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.
     This Note and the Indenture, and any claim, controversy or dispute arising under or related to the Indenture or this Note, shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

4

     Capitalized terms used but not defined in this Note shall have the meanings ascribed to such terms in the Indenture.
     No recourse shall be had for the payment of any Installment Payment on this Note, or for any claim based hereon, or upon any obligation, covenant or agreement of the Issuer in the Indenture, against any incorporator, stockholder, officer or director, past, present or future of the Issuer or of any predecessor or successor, either directly or through the Issuer or of any successor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Note.
     The Issuer and each Holder agrees, for United States federal income tax purposes, to treat the Notes as indebtedness of the Issuer.
     If this Note is a component of a Unit, it shall be subject to the Section 382 Ownership Blocker (as defined in the Purchase Contract Agreement), and any purported violation of the Section 382 Ownership Blocker shall be subject to the consequences provided in the Indenture and the Purchase Contract Agreement.
     In the event of any inconsistency between the provisions of this Note and the provisions of the Indenture, the Indenture shall prevail.

5

[FORM OF NOTATION ON NOTE RELATING TO GUARANTEE]
GUARANTEE
     The undersigned (the “Guarantors”) hereby unconditionally guarantee, jointly and severally, to each Holder and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuer thereunder or under the Notes, that (i) the due and punctual payment of the principal of, interest on the Notes (including, without limitation, Installment Payments and the Repurchase Price of any Notes payable pursuant to Article 11 of the First Supplemental Indenture, if applicable), and all other amounts owing with respect to the Notes, whether on the Maturity Date, on any Repurchase Date or on any Installment Payment Date, by acceleration or otherwise, if lawful, and all other obligations of the Issuer to the Holders or the Trustee thereunder or under the Notes shall be promptly paid in full when due or performed in accordance with the terms of the Indenture and the Notes, including all amounts payable to the Trustee, and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or to be performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise (each such guarantee, a “Guarantee”).
     The obligations of the Guarantors under this Guarantee are subordinated to all Senior Indebtedness of a Guarantor, as set forth in Article 7 of the First Supplemental Indenture.
     No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such Person’s status as stockholder, officer, director, employee or incorporator. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.
     Each Holder of a Note by accepting a Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.
     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.
     In the event of any inconsistency between the provisions of this Guarantee and the provisions of the Indenture, the Indenture shall prevail.

6

     IN WITNESS WHEREOF, the Guarantors have caused this instrument to be executed.
     Dated: ___________
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN NATIONAL TITLE AGENCY, LLC
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN ENTERPRISES, INC.
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS LLC
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOV IP, INC.
K. HOV IP, II, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ALMOND ESTATES, LLC
K. HOVNANIAN AT ANDALUSIA, LLC
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG, L.L.C.
K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARLSBAD, LLC
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CARMEL VILLAGE, LLC
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE V, L.L.C.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CHARTER WAY, LLC
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT EWING, L.L.C.
K. HOVNANIAN AT FAIR OAKS, L.L.C.
K. HOVNANIAN AT FIDDYMENT RANCH, LLC
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FRANKLIN II, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT FRESNO, LLC
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT GILROY, LLC
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GRIDLEY, LLC

K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C.
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JAEGER RANCH, LLC
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA LAGUNA, L.L.C.
K. HOVNANIAN AT LA PAZ, LLC
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LANDMARK, LLC
K. HOVNANIAN AT LARKSPUR, LLC
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LEE SQUARE, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LIVE OAK II, LLC
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MALAN PARK, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MANTECA, LLC
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MELANIE MEADOWS, LLC
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MENIFEE, LLC
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, LLC
K. HOVNANIAN AT MONTVALE II, L.L.C.
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MUIRFIELD, LLC
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN. L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT PACIFIC BLUFFS, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARKSIDE, LLC
K. HOVNANIAN AT PARSIPPANY, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PIAZZA SERENA, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT POSITANO, LLC
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO 79, LLC
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIDGESTONE, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC
K. HOVNANIAN AT RIVERCREST, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SANTA FE SPRINGS, LLC
K. HOVNANIAN AT SANTA NELLA, LLC
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAVANNAH LAKE, L.L.C.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SHELDON GROVE, LLC
K. HOVNANIAN AT SHREWSBURY, LLC
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SIERRA ESTATES, LLC
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SMITHVILLE, INC
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK II, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT STANTON, LLC
K. HOVNANIAN AT STATION SQUARE, L.L.C.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT SUNRIDGE PARK, LLC
K. HOVNANIAN AT SUNSETS, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE CLIFFS, LLC
K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT THE PRESERVE, LLC
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT VALLE DEL SOL, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VICTORVILLE, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARMINSTER, LLC
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WATERSTONE, LLC
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WESTSHORE, LLC
K. HOVNANIAN AT WHEELER RANCH, LLC
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODCREEK WEST, LLC
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT PRIMERA, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF INDIANA, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC
K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M&M AT CHESTERFIELD, LLC
M&M AT CRESCENT COURT, L.L.C.
M&M AT WEST ORANGE, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.
PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PINE AYR, LLC
REAL PROPERTY HOLDING — PRINCE GEORGE’S COUNTY, MD, LLC
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.
RIDGEMORE UTILITY, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
TERRAPIN REALTY, L.L.C.
THE HIGHLANDS CONDOMINIUMS AT METROSQUARE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
THE RESIDENCE AT DULLES PARKWAY CORPORATE CENTER, LLC
THE RESIDENCE AT GREENFIELD CROSSING, L.L.C.
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC.
WH PROPERTIES, INC.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

By:
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:
(Insert assignee’s social security or tax identification number)
(Insert address and zip code of assignee)
and irrevocably appoints
agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him or her.
Date: __________

Signature:

Signature Guarantee:
(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

By:
Name:
Title:

as Trustee

By:
Name:
Title:

Attest
By:
Name:
Title:

FORM OF REPURCHASE NOTICE
TO:	K. HOVNANIAN ENTERPRISES, INC. WILMINGTON TRUST COMPANY, as Trustee
     The undersigned registered Holder hereby irrevocably acknowledges receipt of a notice from K. Hovnanian Enterprises, Inc. (the “Issuer”) regarding the right of Holders to elect to require the Issuer to repurchase the Notes and requests and instructs the Issuer to pay, for each Note designated below, the Repurchase Price for such Notes (determined as set forth in the Indenture), in accordance with the terms of the Indenture and the Notes, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Issuer as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture.
Dated: ______________

Signature:

     NOTICE: The above signature of the Holder hereof must correspond with the name as written upon the face of the Notes in every particular without alteration or enlargement or any change whatever.
Notes Certificate Number (if applicable): __________________
Number of Notes to be repurchased (if less than all, must be one Note or integral multiples in excess thereof): __________________
Social Security or Other Taxpayer Identification Number: ___________________

SCHEDULE A
[SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE]*
     The initial number of Notes evidenced by this Global Note is ________. The following increases or decreases in this Global Note have been made:

Number of Notes
evidenced hereby
	Amount of decrease	Amount of increase	following such	Signature of
	in number of Notes	in number of Notes	decrease (or	authorized officer
Date	evidenced hereby	evidenced hereby	increase)	of Trustee

*	Include only if a Global Note.

EXHIBIT B
SUPPLEMENTAL INDENTURE
dated as of ___________, _____
among
K. HOVNANIAN ENTERPRISES, INC.
HOVNANIAN ENTERPRISES, INC.
The Other Guarantors Party Hereto
and
WILMINGTON TRUST COMPANY,
as Trustee

12.072% Senior Subordinated Amortizing Notes due 2014

     THIS [      ] SUPPLEMENTAL INDENTURE (this “[         ] Supplemental Indenture”), entered into as of         , among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (“Hovnanian”), [list each new guarantor and its jurisdiction of incorporation] (each an “Undersigned”) and Wilmington Trust Company, as trustee (the “Trustee”).
RECITALS
     WHEREAS, the Issuer, Hovnanian, the other Guarantors party thereto and the Trustee entered into the Indenture dated as of February 9, 2011 (as supplemented, the “Indenture”) as supplemented by (i) the First Supplemental Indenture dated as of February 9, 2011 (the “First Supplemental Indenture”), relating to the Issuer’s 12.072% Senior Subordinated Amortizing Notes due 2014 (the “Notes”);
     WHEREAS, as a condition to the purchase of the Notes by the Holders, Hovnanian agreed pursuant to the Indenture to cause any newly acquired or created Subsidiaries guaranteeing Applicable Debt (or any Subsidiaries that did not originally guarantee the Notes but subsequently guarantee Applicable Debt) to provide Guarantees of the Notes, subject to certain limitations.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:
     Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
     Section 2. Each Undersigned, by its execution of this [        ] Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to Article 5 and Article 7 of the First Supplemental Indenture. Each Undersigned shall also execute a Guarantee Notation in respect of the Notes.
     Section 3. This [         ] Supplemental Indenture, and any claim, controversy or dispute arising under or related to this [         ] Supplemental Indenture, shall be governed by, and construed in accordance with, the laws of the State of New York.
     Section 4. This [         ] Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

     Section 5. This [           ] Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this [            ] Supplemental Indenture will henceforth be read together.
     Section 6. The recitals herein contained are made solely by the Issuer, Hovnanian and the Guarantors and not by the Trustee, and the Trustee assumes no responsibility for the validity or accuracy thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this [               ] Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer
By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC., as Guarantor
By:
Name:
Title:

On behalf of each entity named in Schedule 1 hereto, as Guarantors
By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Trustee
By:
Name:
Title: